Exhibit 10.17

AMENDMENT TO TREASURY SERVICES

TERMS AND CONDITIONS BOOKLET

ATM CASH SERVICES

This Amendment (“Amendment”), dated as of March 8, 2004, is to the Treasury Services Terms and Conditions Booklet executed by Global Cash Access, LLC on May 28, 2002 (the “Booklet”). Capitalized terms used but not defined in this Amendment will have the meanings given to them in the Booklet. Other terms are defined herein, including in the “Definitions” section below. In addition, the terms “we,” “us” and “our” refer to Bank of America, N.A., and “you” and “your” refer to Global Cash Access, L.L.C. The purpose of this Amendment is to describe the terms and conditions under which we will provide you with the ATM Cash Services, as described below.

ATM Cash Services

Our ATM Cash Services allow you to have us stock your ATMs with our cash, subject to the limitations set forth below. We will furnish all currency needed for the normal operating requirements of all ATMs in the amounts, denominations and under the delivery schedules to be mutually agreed between you, your Armored Carrier and us from time to time. All such currency shall be in a physical condition suitable for dispensing from automated teller machines. Once identified for ATM delivery and delivered to the Armored Carrier for delivery to a cash drawer in an ATM, such currency shall be considered “ATM Cash” for purposes of this Amendment.

Notwithstanding the foregoing, the aggregate total of all ATM Cash, sums due from the Network and any adjustments, chargebacks or other corrections provided under this Amendment, shall at no time exceed Three Hundred Million Dollars ($300,000,000). Should such amount be exceeded, we cannot assure you we will be able to stock each ATM.

The currency will be delivered to each ATM by the Armored Carrier. Our obligation to provide the ATM Cash to any ATM is subject to the Armored Carrier’s ability to obtain access to that ATM during the normal business hours of the premises on which the ATM is located. Notwithstanding anything in any other Service description in the Booklet, the Armored Carrier shall be your agent with respect to the possession, transportation and handling of ATM Cash, but as a condition to providing the ATM Cash Services described herein, the Armored Carrier shall execute the Armored Carrier Consent substantially in the form of Exhibit B hereto. You may replace any Armored Carrier at any time upon obtaining our prior written consent (which shall not be unreasonably withheld) and obtaining the execution of the Armored Carrier Consent by the replacement Armored Carrier. The Armored Carrier shall maintain records of all currency delivered to each ATM. Absent manifest error, in the event of any discrepancy between your records (including the records of the Armored Carrier) and ours, our records shall prevail for purposes of this Amendment.

Settlement

You understand that we have not yet entered into a formal agreement with the Reconcilement Agent to provide settlement services for us, but we expect the settlement process will occur as set forth below. In the event our final

1	Amendment to Treasury Services Terms and Conditions Booklet

agreement with the Reconcilement Agent changes this process, you agree to modify this Amendment accordingly.

By 8:00 a.m. on each Business Day, the Reconcilement Agent shall make available to us an electronic report which shall set forth the amount of ATM Cash withdrawn from all ATMs on the previous Business Day (and, if the previous day was not a Business Day, for each day prior for which no report had been provided). The report will have two components: a report with respect to transactions involving Electronic Check Authorizations (as defined below) and a report with respect to transactions other than Electronic Check Authorizations. These amounts for each day are called the “Reported ECA Withdrawals” and the “Reported Non-ECA Withdrawals”, respectively. An “Electronic Check Authorization” is a transaction in which a person who has previously enrolled in your program can access cash from an ATM through an electronic debit to that person’s checking account.

With respect to transactions other than Electronic Check Authorization transactions, the Network shall remit payment to our account no later than the Network Settlement Time (as defined below) on the next Business Day following the day on which the transaction is deemed to occur for all ATM Cash withdrawn from all ATMs with respect to such transactions. The amount so paid is called the “Payment for Non-ECA Withdrawals.”

With respect to transactions that involve Electronic Check Authorizations, the Network shall remit payment to our account no later than the Network Settlement Time on the second Business Day following the day on which the transaction is deemed to occur for all ATM Cash withdrawn from all ATMs with respect to such transactions. The amount so paid for each Business Day is called the “Payment for ECA Withdrawals.”

The “Network Settlement Time” is the time on a Business Day by which the Network performs its daily settlement of transactions consummated since the Network Settlement Time on the immediately preceding Business Day. Transactions that are consummated after the Network Settlement Time on a Business Day or on any day other than a Business Day shall be deemed to occur on the immediately succeeding Business Day.

Each Business Day, the Reconcilement Agent shall reconcile for us the Reported Non-ECA Withdrawals with the Payment for Non-ECA Withdrawals and the Reported ECA Withdrawals with the Payment for ECA Withdrawals. If: (i) the amount of the Payment for Non-ECA Withdrawals is greater than the Reported Non-ECA Withdrawals, we shall deposit the overage into the Settlement Account; (ii) the amount of the Payment for Non-ECA Withdrawals is less than the Reported Non-ECA Withdrawals, we shall withdraw the shortfall from the Settlement Account; (iii) the amount of the Payment for ECA Withdrawals is greater than the Reported ECA Withdrawals for the Business Day that is two Business Days prior, we shall deposit the overage into the Settlement Account; and (iv) the amount of the Payment for ECA Withdrawals is less than the Reported ECA Withdrawals for the Business Day that is two Business Days prior, we shall withdraw the shortfall from the Settlement Account. The deposits and withdrawals described in this paragraph are referred to as “Reconcilements” elsewhere in this Amendment.

As between you and us, you shall have sole responsibility to investigate and resolve any disputed or erroneous transaction, recover from the cardholder receiving the overpayment any overpayment made by any ATM, and to make an appropriate adjustment for any cardholder receiving an underpayment.

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After each re-stocking of an ATM, we will receive a report from the Armored Carrier setting forth the aggregate amount of ATM Cash withdrawn from that ATM since the last report. If the Armored Carrier report shows that the aggregate amount of ATM Cash withdrawn from the ATM is greater than the amount reimbursed by the Network for that ATM for that same period, we shall debit the Settlement Account for the shortfall. If the Armored Carrier report shows that the aggregate amount of ATM Cash withdrawn from the ATM is less than the amount reimbursed by the Network for that ATM for that same period, we shall credit the Settlement Account for such overage. The credits and debits described in this paragraph are referred to as “Reconcilements” elsewhere in this Amendment.

You agree to maintain at all times a positive balance in the Settlement Account of at least Fifty Thousand Dollars ($50,000.00). If the balance in the Settlement Account shall ever fall below that amount, you shall, immediately upon notice from us, replenish the balance so it equals or exceeds that amount. You and we shall from time to time review the minimum amount required to be maintained in the Settlement Account, based upon transaction volumes, settlement discrepancies and other matters, and shall adjust that minimum amount appropriately upon mutual agreement (which shall not be unreasonably denied).

Transition Procedures

At a mutually agreed-upon time on the Transition Date, you and we will agree upon the amount of currency currently maintained in each ATM. We shall transmit that amount to you or your order on the Transition Date and as of that mutually agreed-upon time, all currency maintained in each ATM shall automatically become our sole and exclusive property and shall constitute ATM Cash under this Amendment. We agree to use our commercially reasonable efforts to coordinate with you and your existing provider of currency prior to the Transition Date in making this payment and transitioning your currency supply smoothly to us. We agree to make an adjusting credit or debit to the Settlement Account after the settlement process in the event the amount we transmitted to you was not correct.

Ownership of ATM Cash

You and we agree that all ATM Cash shall remain our property from the time it is picked up from our cash vaults by your Armored Carrier until such time as it is dispensed from any ATM in a cash withdrawal transaction; that none of the ATM Cash shall at any time become your property or that of any other person; that so long as we provide the ATM Cash Services under this Amendment, the only currency that will be placed in the ATMs shall be ours; and that neither you nor any person other than us and our agents has any possessory or ownership rights to the ATM Cash under Section 362 of the Bankruptcy Code (or any successor provision). Under no circumstances shall you commingle or cause the commingling of the ATM Cash with currency belonging to you or any other person. You shall take all steps necessary to ensure and to evidence that all ATM Cash remains our sole and exclusive property until it is dispensed from the ATMs.

Neither you nor any other person (other than the Armored Carrier and the ATM Service Provider) shall have any access to any of the ATM Cash, except as such use relates to the dispensing of any of the ATM Cash in a bona fide cash withdrawal transaction from an ATM.

In providing its routine maintenance services to the ATMs, the ATM Service Provider will from time to time require access to the cash drawer in the ATMs.

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As a condition to providing the ATM Cash Services described herein, the ATM Service Provider shall execute the ATM Service Provider Consent, substantially in the form of Exhibit C hereto.

You shall give us exclusive dominion and control over the cash drawer in each ATM, provided that the Armored Carrier and ATM Service Provider shall have access to the ATM Cash but only to the extent necessary to carry out their duties as reflected in this Agreement and subject to the terms and conditions of the Armored Carrier Consent and the ATM Service Provider Consent, respectively. You may have access to the remainder of the ATM for the purpose of performing routine maintenance or repairs; but you may not have access to the cash drawer without the presence of our officer or agent.

Within 60 days following the date of this Amendment, you will cause a sticker to be affixed inside each ATM where the cash drawer of the ATM is accessed, which shall read as follows:

“ALL CASH IN THIS ATM IS THE SOLE AND EXCLUSIVE PROPERTY OF BANK OF AMERICA.”

You shall ensure that each ATM maintains such a sticker so long as this Amendment is in effect.

Assignment of Reimbursement Payments

You irrevocably assign to us all of your right, title and interest in and to the Reimbursements, and the right to receive such Reimbursements, in the amount of each and every withdrawal transaction of ATM Cash from an ATM. Such assignment includes all of your right with regard to all withdrawals of ATM Cash from the ATMs.

As a condition to providing the ATM Cash Services herein, you agree to obtain from the Processor its Consent to Assignment in substantially in the form of D-1 hereto. You shall use all commercially reasonable efforts to obtain from the Network its Consent to Assignment in the form of Exhibit D-2 hereto. You also agree that so long as we provide the ATM Cash Services herein, you shall not change the Processor or Network for any ATM without our prior written consent and without first obtaining from that new Network or Processor a Consent to Assignment, as appropriate.

Responsibility For Losses; Insurance

All risk of loss and liability with regard to the ATM Cash shall, as between you and us, be your responsibility, including but not limited to loss due to theft or destruction of the ATM Cash, malfunction of equipment or malfeasance by any of your employees, agents or franchisees, including the Armored Carrier and the ATM Service Provider. Such assumption of risks extends from the time currency identified for delivery to the ATMs is delivered to the Armored Carrier until the time it is dispensed from the ATM or redelivered to us by the Armored Carrier.

Without in any way limiting your assumption of risk as set forth in this Amendment, you shall maintain in force at all times the following insurance to protect you and us from risk of loss. You shall similarly cause the Armored Carrier and ATM Service Provider to maintain in force at all times the insurance set forth below. You shall provide us with certificates of insurance evidencing these coverages and, upon demand, certified copies of policies and endorsements. You shall name us as an additional insured on your Commercial General Liability and Umbrella Insurance using a form of endorsement that

4	Amendment to Treasury Services Terms and Conditions Booklet

provides us with coverage coextensive to that obtained by you and all the insurers shall waive subrogation against us. Such insurance shall be in such form and with a company or companies reasonably acceptable to us and shall require the insurers to provide us with at least 30 days’ prior written notice of any applicable cancellation, expiration or change in coverage under the policies. All insurance carried by you, Armored Carrier and ATM Service Provider shall be primary without the right of contribution from any insurance carried by us. The policies shall be written for not less than the following coverage limits:

(i) Workers’ Compensation - statutory limits for state(s) in which your, Armored Carrier’s and ATM Service Provider’s, as applicable, operations take place.

(ii) Employer’s Liability - minimum limits of $1,000,000 per occurrence.

(iii) Commercial General Liability, including bodily injury, property damage and personal injury, as provided in the Insurance Services Office (ISO) form CG 00 01 dated 11/85 (or insurance company equivalent) with coverage of not less than $1,000,000 per occurrence. This insurance or self-insurance program shall include contractual liability insurance coverage.

(iv) Umbrella Liability coverage of not less than $2,000,0000 per occurrence.

Representations and Warranties

In addition to the Representations and Warranties set forth in the Booklet, you represent and warrant to us that:

You are the owner of each ATM; upon our purchase of all currency contained in each ATM on the Transition Date, no other person has any current right, title or interest in or to any ATM. Your entering into this Amendment will not violate or otherwise conflict with the terms of any other agreement; no consent of any other person is required for you to enter into this Amendment.

Each ATM has a separate locking compartment or cash drawer for storage of the ATM Cash which can be accessed by use of a passcode or key different from the passcode or key used to open the remainder of the ATM. Each ATM has a security device which will identify the passcode of each person who accesses the cash drawer of the ATM.

With regard to each ATM, you maintain no keys or passcodes to open cash drawers to the ATMs, although the Armored Carrier and the ATM Service Provider shall have access to the cash drawers as set forth herein by possessing such passcodes or keys. Except with regard to the Armored Carrier and ATM Service Provider, no employee, franchisee, subcontractor or agent of yours shall have access to any ATM Cash.

None of the contracts you have with the Armored Carrier, the ATM Service Provider or any other person allow such person to successfully assert any interest of any kind, including but not limited to any lien, in or to the ATM Cash.

You agree that you shall be deemed to make and renew each representation and warranty in this Amendment in and as of each day on which the Service is provided.

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Fees

You shall pay the fees for the ATM Cash Services set forth herein as set forth on Exhibit E hereto.

Termination

We will provide you with the ATM Cash Services for a period of three years following the Transition Date. We will not have the right to terminate the ATM Cash Services pursuant to the first sentence of the Termination section of the General Provisions portion of the Booklet. However, in addition to the matters listed in the Termination section of the General Provisions portion of the Booklet, each of the following events will give us the right to immediately terminate the ATM Cash Services and this Amendment at any time:

(i) You enter into an agreement or arrangement with any person other than us (“New Provider”) for that person to supply currency to any ATM while this Amendment is still in effect, provided that you may enter into such agreement with a New Provider which will take effect upon the termination of this Amendment and we will cooperate to facilitate the transfer of responsibility to such New Provider in an orderly manner including the reconciliation of our ATM Cash upon such transfer; or

(ii) You breach the security of any ATM so that you obtain or can obtain access to any ATM Cash, or if you take any action or make any material representation inconsistent with our sole and exclusive ownership of the ATM Cash, including but not limited to attempting to grant to others any right, title or interest in the ATM Cash.

General Matters

During the first three years we provide the ATM Cash Services to you, we may not change the terms and conditions upon which we provide the ATM Cash Services pursuant to this Amendment, or the fees we charge you for the ATM Cash Services, without your prior written consent. You may assign all of your rights and obligations with respect to the ATM Cash Services to any corporation into which you convert or with which you merge provided that the beneficial owners of your equity securities prior to such conversion or merger continue to hold a majority of the equity securities of the resulting or surviving corporation following such conversion or merger. To the extent that the terms of this Amendment are inconsistent or conflict with the Booklet, the terms of this Amendment shall govern and control our provision of the ATM Cash Services.

Upon our written request and with the approval of the relevant contractor, we shall be provided a copy of each of your agreements with the Network, the Processor, the Armored Carriers and the ATM Service Provider.

You agree that we may review your books, records and ATMs to the extent necessary and appropriate to verify your compliance with this Amendment and that any review may occur at any time during your normal business hours upon reasonable advance notice. You agree to provide to us, at no expense to us, such clerical and other assistance as may be reasonably requested with regard thereto.

Definitions

“Armored Carrier” means each of Bantek West, Inc. and Security Armored Express, Inc., with whom you have entered into contracts to supply each ATM with currency.

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“ATM” means each automated teller machine owned or leased by you which is listed on Exhibit A hereto, as such exhibit may be amended from time to time upon mutual agreement of you and us (which agreement shall not be unreasonably withheld). You and we agree that additions to or deletions from the list of ATMs shall be evidenced by restated versions of Exhibit A which shall be effective as of the date of the revised Exhibit A after it is signed by both parties. Each such additional automated teller machine added to the list shall be considered an “ATM” for purposes of this Amendment. Only cardholders from whom the Networks can obtain Reimbursement can receive cash from ATMs.

“ATM Cash” means the currency taken from our cash vaults and in the process of being delivered to an ATM by the Armored Carrier, and the currency maintained in each ATM before it is disbursed to a cardholder making a withdrawal transaction, as more thoroughly described herein. ATM Cash is at all times owned by us.

“ATM Cash Services” means the ATM Cash Services provided by us to you by periodically stocking each ATM with ATM Cash, as further described in this Amendment.

“ATM Service Provider” means each of Diebold, Incorporated and Bantek Financial Technology Services, with whom you have contracted to provide maintenance services with regard to each ATM.

“Network” means each electronic payment network with whom you have contracted to cause the appropriate amount of funds to be withdrawn from the relevant cardholder’s account and to make Reimbursement payments for each withdrawal transaction.

“Processor” means USA Payments or its subcontractors with whom you have contracted to cause transactions to be submitted to the Networks for authorization and settlement.

“Reimbursement” means the payment by a Network for each withdrawal of ATM Cash from an ATM. Each Reimbursement payment consists of the amount of ATM Cash withdrawn from an ATM, plus the amount of any interchange or ATM usage fee (which we will deposit into the Settlement Account).

“Reconcilement Agent” means the company with whom we will have, by the Transition Date, contracted to provide reconciliation reports to us.

“Settlement Account” means account number 14591-21803, which you shall maintain with us so long as we provide the ATM Cash Services herein.

“Transition Date” means June 1, 2004 or such other date as you and we mutually agree upon.

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IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed as the date first set forth above by its duly authorized officer.

GLOBAL CASH ACCESS, L.L.C.		BANK OF AMERICA, N.A.

By:	/s/ KIRK E. SANFORD	By:	/s/ GEORGE W. SMITH
Name:	Kirk E. Sanford	Name:	George W. Smith
Title:	CEO	Title:	President - Bank of America Nevada

8	Amendment to Treasury Services Terms and Conditions Booklet

EXHIBIT A

as of March 8, 2004

LIST OF ATMs

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

ALADDIN RESORT & CASINO	3060978	3667 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

ALADDIN RESORT & CASINO	3060979	3667 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

ALADDIN RESORT & CASINO	3060980	3667 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

ALADDIN RESORT & CASINO	3060981	3667 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

ALADDIN RESORT & CASINO	3060982	3667 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

ALADDIN RESORT & CASINO	3060983	3667 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

ARAPAHOE PARK	3060775	26000 EAST QUINCY	AURORA	CO	80016

ARIZONA CHARLIE’S BOULDER	3060582	4575 BOULDER HWY	LAS VEGAS	NV	89121

ARIZONA CHARLIE’S BOULDER	3060583	4575 BOULDER HWY	LAS VEGAS	NV	89121

ARIZONA CHARLIE’S BOULDER	3060584	4575 BOULDER HWY	LAS VEGAS	NV	89121

ARIZONA CHARLIE’S DECATUR	3060921	740 SOUTH DECATUR	LAS VEGAS	NV	89121

ARIZONA CHARLIE’S DECATUR	3060922	740 SOUTH DECATUR	LAS VEGAS	NV	89121

ARIZONA CHARLIE’S DECATUR	3060923	740 SOUTH DECATUR	LAS VEGAS	NV	89121

ARIZONA CHARLIE’S DECATUR	3060924	740 SOUTH DECATUR	LAS VEGAS	NV	89121

ARIZONA CHARLIE’S DECATUR	3060925	740 SOUTH DECATUR	LAS VEGAS	NV	89121

ARTICHOKE JOE’S	3060722	659 HUNTINGTON AVE	SAN BRUNO	CA	94066

ARTICHOKE JOE’S	3060820	659 HUNTINGTON AVE	SAN BRUNO	CA	94066

ATLANTIC CITY HILTON	3061100	BOSTON & PACIFIC	ATLANTIC CITY	NJ	08401

ATLANTIC CITY HILTON	3061101	BOSTON & PACIFIC	ATLANTIC CITY	NJ	08401

ATLANTIC CITY HILTON	3061102	BOSTON & PACIFIC	ATLANTIC CITY	NJ	08401

ATLANTIS HOTEL	3060171	3800 SOUTH VIRGINIA STREET	RENO	NV	89501

ATLANTIS HOTEL	3060172	3800 SOUTH VIRGINIA STREET	RENO	NV	89501

ATLANTIS HOTEL	3060173	3800 SOUTH VIRGINIA STREET	RENO	NV	89501

ATLANTIS HOTEL	3060174	3800 SOUTH VIRGINIA STREET	RENO	NV	89501

ATLANTIS HOTEL	3060175	3800 SOUTH VIRGINIA STREET	RENO	NV	89501

ATLANTIS HOTEL	3060176	3800 SOUTH VIRGINIA STREET	RENO	NV	89501

BALDINI’S GRAND PAVILIONCASINO	3060706	865 SOUTH ROCK BLVD	SPARKS	NV	89431

BALDINI’S GRAND PAVILIONCASINO	3060707	865 SOUTH ROCK BLVD	SPARKS	NV	89431

BALDINI’S GRAND PAVILIONCASINO	3060708	865 SOUTH ROCK BLVD	SPARKS	NV	89431

BALLYS ATLANTIC CITY - PARK PLACE	3061103	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLYS ATLANTIC CITY - PARK PLACE	3061104	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLYS ATLANTIC CITY - PARK PLACE	3061105	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLYS ATLANTIC CITY - PARK PLACE	3061106	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLYS ATLANTIC CITY - WILD WILD WEST	3061107	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLYS ATLANTIC CITY - WILD WILD WEST	3061108	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLYS ATLANTIC CITY - WILD WILD WEST	3061109	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLYS ATLANTIC CITY - WILD WILD WEST	3061110	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLYS ATLANTIC CITY - WILD WILD WEST	3061111	1900 BOARDWALK	ATLANTIC CITY	NJ	08401

BALLY’S LAS VEGAS	3060077	3645 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

BALLY’S LAS VEGAS	3060078	3645 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

BALLY’S LAS VEGAS	3060447	3645 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

BALLY’S LAS VEGAS	3060448	3645 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

BARBARY COAST	3060905	3595 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

BARBARY COAST	3060906	3595 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

BARLEY’S ACM	00616581	4500 EAST SUNSET	HENDERSON	NV	89014

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ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

BARLEY’S ACM	00634303	4500 EAST SUNSET	HENDERSON	NV	89014

BICYCLE CLUB CASINO	3060070	7301 EASTERN AVE	BELL GARDENS	CA	90201

BICYCLE CLUB CASINO	3060079	7301 EASTERN AVE	BELL GARDENS	CA	90201

BICYCLE CLUB CASINO	3060080	7301 EASTERN AVE	BELL GARDENS	CA	90201

BICYCLE CLUB CASINO	3060081	7301 EASTERN AVE	BELL GARDENS	CA	90201

BIGHORN CASINO	3060476	3016 EAST LAKE MEAD	LAS VEGAS	NV	89030

BINION’S HORSESHOE	3060745	128 EAST FREMONT ST	LAS VEGAS	NV	89101

BINION’S HORSESHOE	3060746	128 EAST FREMONT ST	LAS VEGAS	NV	89101

BINION’S HORSESHOE	3060747	128 EAST FREMONT ST	LAS VEGAS	NV	89101

BJ’S BINGO	3060701	4411 PACIFIC HWY EAST	FIFE	WA	98424

BLACK OAK CASINO	3060366	19400 TUOLOMNE ROAD NORTH	TUOLOMNE	CA	95379

BLACK OAK CASINO	3060367	19400 TUOLOMNE ROAD NORTH	TUOLOMNE	CA	95379

BLACK OAK CASINO	3060368	19400 TUOLOMNE ROAD NORTH	TUOLOMNE	CA	95379

BONANZA CASINO	3060502	4720 NORTH VIRGINIA STREET	RENO	NV	89506

BONANZA CASINO	3060618	4720 NORTH VIRGINIA STREET	RENO	NV	89506

BOOMTOWN	3060868	I-80 WEST AT EXIT 4 GARSON RD	VERDI	NV	89439

BOOMTOWN	3060869	I-80 WEST AT EXIT 4 GARSON RD	VERDI	NV	89439

BOOMTOWN	3060870	I-80 WEST AT EXIT 4 GARSON RD	VERDI	NV	89439

BOOMTOWN	3060871	I-80 WEST AT EXIT 4 GARSON RD	VERDI	NV	89439

BOOMTOWN	3060872	I-80 WEST AT EXIT 4 GARSON RD	VERDI	NV	89439

BOOMTOWN	3060873	I-80 WEST AT EXIT 4 GARSON RD	VERDI	NV	89439

BOOMTOWN BOSSIER CITY	3060692	300 RIVERSIDE DRIVE	BOSSIER CITY	LA	71115

BOOMTOWN BOSSIER CITY	3060838	300 RIVERSIDE DRIVE	BOSSIER CITY	LA	71115

BOOMTOWN BOSSIER CITY	3060865	300 RIVERSIDE DRIVE	BOSSIER CITY	LA	71115

BORDERTOWN CASINO RESTAURANT	3060496	19575 NORTH HWY 395	RENO	NV	89506

BORGATA ACM	00641977	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00641985	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00641993	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00642009	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00642017	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00642025	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00642033	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00642108	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00642116	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BORGATA ACM	00670042	1 BORGATA WAY	ATLANTIC CITY	NJ	08401

BOULDER STATION	3060939	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060940	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060941	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060942	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060943	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060944	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060945	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060946	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060947	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060948	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BOULDER STATION	3060949	4111 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

BURRO INN	3060882	851 HWY 95 S	BEATTY	NV	89003

CACTUS JACK’S CASINO	3060440	420 NORTH CARSON	CARSON CITY	NV	89701

CAESAR’S PALACE ATLANTIC CITY	3061009	2100 PACIFIC AVE	ATLANTIC CITY	NJ	08401

CAESAR’S PALACE ATLANTIC CITY	3061010	2100 PACIFIC AVE	ATLANTIC CITY	NJ	08401

CAESAR’S PALACE ATLANTIC CITY	3061011	2100 PACIFIC AVE	ATLANTIC CITY	NJ	08401

CAESAR’S PALACE ATLANTIC CITY	3061012	2100 PACIFIC AVE	ATLANTIC CITY	NJ	08401

A-2	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE
CAESAR’S PALACE ATLANTIC CITY	3061013	2100 PACIFIC AVE	ATLANTIC CITY	NJ	08401

CAESAR’S PALACE ATLANTIC CITY	3061014	2100 PACIFIC AVE	ATLANTIC CITY	NJ	08401

CAESAR’S PALACE ATLANTIC CITY	3061015	2100 PACIFIC AVE	ATLANTIC CITY	NJ	08401

CAESAR’S PALACE ATLANTIC CITY	3061017	2100 PACIFIC AVE	ATLANTIC CITY	NJ	08401

CAESARS PALACE INDIANA	3060408	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060851	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060852	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060853	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060854	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060855	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060856	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060857	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060858	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3060859	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESARS PALACE INDIANA	3061118	11999 AVENUE OF THE EMPERORS	ELIZABETH	IN	47150

CAESAR’S PALACE LAKE TAHOE	3060562	55 HWY 50	STATELINE	NV	89449

CAESAR’S PALACE LAKE TAHOE	3060563	55 HWY 50	STATELINE	NV	89449

CAESAR’S PALACE LAKE TAHOE	3060564	55 HWY 50	STATELINE	NV	89449

CAESAR’S PALACE LAKE TAHOE	3060565	55 HWY 50	STATELINE	NV	89449

CAESAR’S PALACE LAKE TAHOE	3060585	55 HWY 50	STATELINE	NV	89449

CAESAR’S PALACE LAS VEGAS	3061002	3570 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CAESAR’S PALACE LAS VEGAS	3061005	3570 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CAESAR’S PALACE LAS VEGAS	3061006	3570 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CAESAR’S PALACE LAS VEGAS	3061003	3570 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CAESAR’S PALACE LAS VEGAS	3061004	3570 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CAESAR’S PALACE LAS VEGAS	3061079	3570 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CAESAR’S PALACE LAS VEGAS	3061122	3570 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CAESAR’S PALACE LAS VEGAS	3061123	3570 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CAL NEVA LODGE	3060663	2 STATELINE ROAD	CRYSTAL BAY	NV	89402

CALIFORNIA GRAND CASINO	3060749	5867 PACHECO BLVD	PACHECO	CA	94553

CALIFORNIA HOTEL	3060082	12 OGDEN AVE	LAS VEGAS	NV	89125

CALIFORNIA HOTEL	3060083	12 OGDEN AVE	LAS VEGAS	NV	89125

CALIFORNIA HOTEL	3060084	12 OGDEN AVE	LAS VEGAS	NV	89125

CARSON NUGGET	3060658	507 NORTH CARSON	CARSON CITY	NV	89702

CARSON NUGGET	3060659	507 NORTH CARSON	CARSON CITY	NV	89702

CARSON VALLEY INN	3060185	1627 HIGHWAY 395 NORTH	MINDEN	NV	89423

CARSON VALLEY INN	3060309	1627 HIGHWAY 395 NORTH	MINDEN	NV	89423

CASABLANCA	3060750	915 MESQUITE	MESQUITE	NV	89024

CASABLANCA	3060751	915 MESQUITE	MESQUITE	NV	89024

CASINO ARIZONA - P1 ACM	00622639	524 NORTH 92ND STREET	SCOTTSDALE	AZ	85256

CASINO ARIZONA - P1 ACM	00622704	524 NORTH 92ND STREET	SCOTTSDALE	AZ	85256

CASINO ARIZONA - P1 ACM	00622779	524 NORTH 92ND STREET	SCOTTSDALE	AZ	85256

CASINO ARIZONA - P1 ACM	00638338	524 NORTH 92ND STREET	SCOTTSDALE	AZ	85256

CASINO ARIZONA - P1 ACM	00638403	524 NORTH 92ND STREET	SCOTTSDALE	AZ	85256

CASINO ARIZONA - P1 ACM	00638478	524 NORTH 92ND STREET	SCOTTSDALE	AZ	85256

CASINO ARIZONA - P1 ACM	00655720	524 NORTH 92ND STREET	SCOTTSDALE	AZ	85256

CASINO ARIZONA - T2 ACM	00622845	101 HIGHWAY AND INDIAN BEND	SCOTTSDALE	AZ	85256

CASINO ARIZONA - T2 ACM	00626606	101 HIGHWAY AND INDIAN BEND	SCOTTSDALE	AZ	85256

CASINO ARIZONA - T2 ACM	00626671	101 HIGHWAY AND INDIAN BEND	SCOTTSDALE	AZ	85256

CASINO ARIZONA - T2 ACM	00655589	101 HIGHWAY AND INDIAN BEND	SCOTTSDALE	AZ	85256

CASINO ARIZONA - T2 ACM	00655613	101 HIGHWAY AND INDIAN BEND	SCOTTSDALE	AZ	85256

CASINO DEL SOL ACM	00653790	5655 WEST VALENCIA ROAD	TUCSON	AZ	85746

A-3	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE
CASINO DEL SOL ACM	00653873	5655 WEST VALENCIA ROAD	TUCSON	AZ	85746

CASINO DEL SOL ACM	00654012	5655 WEST VALENCIA ROAD	TUCSON	AZ	85746

CASINO DEL SOL ACM	00654087	5655 WEST VALENCIA ROAD	TUCSON	AZ	85746

CASINO DEL SOL ACM	00654418	5655 WEST VALENCIA ROAD	TUCSON	AZ	85746

CASINO FANDAGO	3061074	3800 SOUTH CARSON	CARSON CITY	NV	89701

CASINO MAGIC BILOXI	3060441	195 BEACH RD	BILOXI	MS	39530

CASINO MAGIC BILOXI	3060442	195 BEACH RD	BILOXI	MS	39530

CASINO MAGIC BILOXI	3060443	195 BEACH RD	BILOXI	MS	39530

CASINO MAGIC BILOXI	3061050	195 BEACH RD	BILOXI	MS	39530

CASINO MONTELAGO	3061051	8 STRATA D’VILLAGIO	HENDERSON	NV	89011

CASINO MONTELAGO	3061052	8 STRATA D’VILLAGIO	HENDERSON	NV	89011

CASINO PAUMA	3060369	777 PAUMA RESERVATION BLVD	PAUMA VALLEY	CA	92061

CASINO PAUMA	3060370	777 PAUMA RESERVATION BLVD	PAUMA VALLEY	CA	92061

CASINO QUEEN ACM	00632489	200 SOUTH FRONT ST	EAST ST LOUIS	IL	62201

CASINO QUEEN ACM	00632554	200 SOUTH FRONT ST	EAST ST LOUIS	IL	62201

CASINO QUEEN ACM	00632638	200 SOUTH FRONT ST	EAST ST LOUIS	IL	62201

CASINO QUEEN ACM	00632703	200 SOUTH FRONT ST	EAST ST LOUIS	IL	62201

CASINO QUEEN ACM	00632786	200 SOUTH FRONT ST	EAST ST LOUIS	IL	62201

CASINO ROCK ISLAND	3060072	1735 FIRST AVE	ROCK ISLAND	IL	61201

CASINO ROCK ISLAND	3060073	1735 FIRST AVE	ROCK ISLAND	IL	61201

CASINO ROCK ISLAND	3060074	1735 FIRST AVE	ROCK ISLAND	IL	61201

CASINO ROYALE	3060186	3411 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CASUARINA CASINO RESORT	3061086	160 EAST FLAMINGO ROAD	LAS VEGAS	NV	89109

CHER-AE HEIGHTS	3060816	27 SCENIC DRIVE	TRINIDAD	CA	95570

CHER-AE HEIGHTS	3060817	27 SCENIC DRIVE	TRINIDAD	CA	95570

CHINOOK WINDS GAMING	3060778	1500 NW 40TH ST	LINCOLN CITY	OR	97367

CHINOOK WINDS GAMING	3060779	1500 NW 40TH ST	LINCOLN CITY	OR	97367

CHINOOK WINDS GAMING	3060780	1500 NW 40TH ST	LINCOLN CITY	OR	97367

CHINOOK WINDS GAMING	3060781	1500 NW 40TH ST	LINCOLN CITY	OR	97367

CHINOOK WINDS GAMING	3060782	1500 NW 40TH ST	LINCOLN CITY	OR	97367

CHUKCHANSI GOLD RESORT & CASINO ACM	00651240	46622 ROAD 417	COARSE GOLD	CA	93614

CHUKCHANSI GOLD RESORT & CASINO ACM	00651315	46622 ROAD 417	COARSE GOLD	CA	93614

CHUKCHANSI GOLD RESORT & CASINO ACM	00651406	46622 ROAD 417	COARSE GOLD	CA	93614

CHUKCHANSI GOLD RESORT & CASINO ACM	00651471	46622 ROAD 417	COARSE GOLD	CA	93614

CHUKCHANSI GOLD RESORT & CASINO ACM	00651547	46622 ROAD 417	COARSE GOLD	CA	93614

CHUKCHANSI GOLD RESORT & CASINO ACM	00651612	46622 ROAD 417	COARSE GOLD	CA	93614

CIRCUS CIRCUS LAS VEGAS	3060888	2880 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CIRCUS CIRCUS LAS VEGAS	3060889	2880 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CIRCUS CIRCUS LAS VEGAS	3060890	2880 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CIRCUS CIRCUS LAS VEGAS	3060891	2880 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CIRCUS CIRCUS LAS VEGAS	3060892	2880 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CIRCUS CIRCUS LAS VEGAS	3060893	2880 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CIRCUS CIRCUS LAS VEGAS	3060894	2880 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CIRCUS CIRCUS LAS VEGAS	3060887	2880 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

CIRCUS CIRCUS RENO	3060709	500 NORTH SIERRA	RENO	NV	89503

CIRCUS CIRCUS RENO	3060710	500 NORTH SIERRA	RENO	NV	89503

CIRCUS CIRCUS RENO	3060711	500 NORTH SIERRA	RENO	NV	89503

CIRCUS CIRCUS RENO	3060712	500 NORTH SIERRA	RENO	NV	89503

CIRCUS CIRCUS RENO	3060713	500 NORTH SIERRA	RENO	NV	89503

CIRCUS CIRCUS RENO	3060714	500 NORTH SIERRA	RENO	NV	89503

CIRCUS CIRCUS RENO	3060715	500 NORTH SIERRA	RENO	NV	89503

CLIFF CASTLE	3060841	555 MIDDLE VERDE RD	CAMP VERDE	AZ	86322

A-4	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

CLIFF CASTLE	3060842	555 MIDDLE VERDE RD	CAMP VERDE	AZ	86322

CLIFF CASTLE	3060843	555 MIDDLE VERDE RD	CAMP VERDE	AZ	86322

CLUB CAL NEVA	3060187	38 EAST SECOND	RENO	NV	89505

CLUB CAL NEVA	3060188	38 EAST SECOND	RENO	NV	89505

CLUB CAL NEVA	3060189	38 EAST SECOND	RENO	NV	89505

CLUB CAL NEVA VIRGINIAN	3060191	140 NORTH VIRGINIA STREET	RENO	NV	89505

COEUR D’ALENE TRIBAL BINGO / CASINO	3060381	27068 US HWY 95	WORLEY	ID	83875

COEUR D’ALENE TRIBAL BINGO / CASINO	3060382	27068 US HWY 95	WORLEY	ID	83875

COEUR D’ALENE TRIBAL BINGO / CASINO	3060383	27068 US HWY 95	WORLEY	ID	83875

COEUR D’ALENE TRIBAL BINGO / CASINO	3060384	27068 US HWY 95	WORLEY	ID	83875

COEUR D’ALENE TRIBAL BINGO / CASINO	3060385	27068 US HWY 95	WORLEY	ID	83875

COLORADO BELLE	3060932	2100 SOUTH CASINO DR	LAUGHLIN	NV	89029

COLORADO BELLE	3060933	2100 SOUTH CASINO DR	LAUGHLIN	NV	89029

COLORADO BELLE	3060934	2100 SOUTH CASINO DR	LAUGHLIN	NV	89029

COLORADO BELLE	3060935	2100 SOUTH CASINO DR	LAUGHLIN	NV	89029

COLORADO CENTRAL STATION	3060755	340 MAIN STREET	BLACK HAWK	CO	80422

COLORADO CENTRAL STATION	3060756	340 MAIN STREET	BLACK HAWK	CO	80422

COLORADO CENTRAL STATION	3060757	340 MAIN STREET	BLACK HAWK	CO	80422

COLORADO CENTRAL STATION	3060758	340 MAIN STREET	BLACK HAWK	CO	80422

COULEE DAM CASINO	3060699	515 BIRCH ST	COULEE DAM	WA	99155

CRYSTAL PARK	3060850	123 EAST ARTESIA	COMPTON	CA

DANNY’S SLOT COUNTRY	3060474	4213 SOUTH BOULDER HWY	LAS VEGAS	NV	89121

DAYTON DEPOT	3060479	755 HWY 50 E	DAYTON	NV	89403

EDGEWATER HOTEL	3060936	2020 SOUTH CASINO DR	LAUGHLIN	NV	89029

EDGEWATER HOTEL	3060937	2020 SOUTH CASINO DR	LAUGHLIN	NV	89029

EDGEWATER HOTEL	3060938	2020 SOUTH CASINO DR	LAUGHLIN	NV	89029

EL CORTEZ HOTEL	3060876	600 EAST FREMONT	LAS VEGAS	NV	89101

EL CORTEZ HOTEL	3060877	600 EAST FREMONT	LAS VEGAS	NV	89101

EL CORTEZ HOTEL	3060878	600 EAST FREMONT	LAS VEGAS	NV	89101

ELDORADO CASINO	3060085	140 SOUTH WATER STREET	HENDERSON	NV	89105

ELDORADO CASINO	3060086	140 SOUTH WATER STREET	HENDERSON	NV	89105

ELDORADO HOTEL & CASINO	3060635	345 N VIRGINIA STREET	RENO	NV	89510

ELDORADO HOTEL & CASINO	3060636	345 N VIRGINIA STREET	RENO	NV	89510

ELDORADO HOTEL & CASINO	3060637	345 N VIRGINIA STREET	RENO	NV	89510

ELDORADO HOTEL & CASINO	3060638	345 N VIRGINIA STREET	RENO	NV	89510

ELDORADO HOTEL & CASINO	3060639	345 N VIRGINIA STREET	RENO	NV	89510

ELDORADO HOTEL & CASINO	3060640	345 N VIRGINIA STREET	RENO	NV	89510

EUREKA CASINO	3060664	595 EAST SAHARA AVE	LAS VEGAS	NV	89104

EUREKA CASINO HOTEL	3060752	201 MESA BLVD	MESQUITE	NV	89027

EUREKA CASINO HOTEL	3061083	201 MESA BLVD	MESQUITE	NV	89027

EXCALIBUR	3061032	3850 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

EXCALIBUR	3061033	3850 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

EXCALIBUR	3061034	3850 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

EXCALIBUR	3061035	3850 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

EXCALIBUR	3061036	3850 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

EXCALIBUR	3061037	3850 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

EXCALIBUR	3061038	3850 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

EXCALIBUR	3061039	3850 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FIESTA CASINO HOTEL	3060087	2400 NORTH RANCHO DRIVE	N LAS VEGAS	NV	89130

FIESTA CASINO HOTEL	3060088	2400 NORTH RANCHO DRIVE	N LAS VEGAS	NV	89130

FIESTA CASINO HOTEL	3060089	2400 NORTH RANCHO DRIVE	N LAS VEGAS	NV	89130

FIESTA CASINO HOTEL	3060090	2400 NORTH RANCHO DRIVE	N LAS VEGAS	NV	89130

A-5	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

FIESTA CASINO HOTEL	3060091	2400 NORTH RANCHO DRIVE	N LAS VEGAS	NV	89130

FIESTA HENDERSON	3060269	777 WEST LAKE MEAD DRIVE	HENDERSON	NV	89015

FIESTA HENDERSON	3060270	777 WEST LAKE MEAD DRIVE	HENDERSON	NV	89015

FIESTA HENDERSON	3060271	777 WEST LAKE MEAD DRIVE	HENDERSON	NV	89015

FIESTA HENDERSON	3060272	777 WEST LAKE MEAD DRIVE	HENDERSON	NV	89015

FIESTA HENDERSON	3060273	777 WEST LAKE MEAD DRIVE	HENDERSON	NV	89015

FINGER LAKES RACE CO	3060010	5857 ROUTE 96	FARMINGTON	NY	14425

FITZGERALD’S RENO	3060194	255 NORTH VIRGINIA STREET	RENO	NV	89504

FITZGERALD’S RENO	3060195	255 NORTH VIRGINIA STREET	RENO	NV	89504

FITZGERALD’S RENO	3060196	255 NORTH VIRGINIA STREET	RENO	NV	89504

FLAMINGO HILTON LAS VEGAS	3060973	3555 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FLAMINGO HILTON LAS VEGAS	3060974	3555 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FLAMINGO HILTON LAS VEGAS	3060975	3555 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FLAMINGO HILTON LAS VEGAS	3060976	3555 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FLAMINGO HILTON LAS VEGAS	3060977	3555 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FLAMINGO HILTON LAS VEGAS	3061117	3555 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FLAMINGO HILTON LAUGHLIN	3060792	1900 SOUTH CASINO DR	LAUGHLIN	NV	89029

FLAMINGO HILTON LAUGHLIN	3060793	1900 SOUTH CASINO DR	LAUGHLIN	NV	89029

FLAMINGO HILTON LAUGHLIN	3060794	1900 SOUTH CASINO DR	LAUGHLIN	NV	89029

FLAMINGO HILTON LAUGHLIN	3060795	1900 SOUTH CASINO DR	LAUGHLIN	NV	89029

FOOTHILL RANCH	3060766	3377 NORTH RANCHO	LAS VEGAS	NV	89130

FOOTHILLS EXPRESS	3060767	714 NORTH RAINBOW	LAS VEGAS	NV	89129

FORT MCDOWELL	3060641	10424 FORT MCDOWELL RD	SCOTTSDALE	AZ	85269

FORT MCDOWELL	3060642	10424 FORT MCDOWELL RD	SCOTTSDALE	AZ	85269

FORT MCDOWELL	3060643	10424 FORT MCDOWELL RD	SCOTTSDALE	AZ	85269

FORT MCDOWELL ACM	00669358	10424 FORT MCDOWELL RD	SCOTTSDALE	AZ	85269

FORT MCDOWELL ACM	00669424	10424 FORT MCDOWELL RD	SCOTTSDALE	AZ	85269

FORTUNE VALLEY	3060110	321 GREGORY STREET	CENTRAL CITY	CO	80427

FORTUNE VALLEY	3060112	321 GREGORY STREET	CENTRAL CITY	CO	80427

FORTUNE VALLEY	3060113	321 GREGORY STREET	CENTRAL CITY	CO	80427

FOUR WAY CASINO	3060533	I-80 AT HWY 93	WELLS	NV	89835

FOXWOODS ACM	00643015	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00643080	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00643155	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00643973	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644047	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644112	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644187	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644252	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644328	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644393	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644468	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644534	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644609	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644674	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644740	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644815	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644880	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00644955	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645028	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645093	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645168	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

A-6	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

FOXWOODS ACM	00645234	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645309	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645374	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645515	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645580	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645655	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645721	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645796	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645861	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00645937	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00646000	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00646075	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00646158	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00646224	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00646299	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FOXWOODS ACM	00656199	39 NORWICH WESTERLY RD	MASHANTUCKET	CT	06338

FREMONT HOTEL & CASINO	3060092	200 EAST FREMONT STREET	LAS VEGAS	NV	89101

FREMONT HOTEL & CASINO	3060093	200 EAST FREMONT STREET	LAS VEGAS	NV	89101

FRONTIER HOTEL	3060197	3120 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FRONTIER HOTEL	3060198	3120 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

FRONTIER HOTEL	3060199	3120 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

GARDEN CITY CASINO	3060726	360 S SARATOGA AVE	SAN JOSE	CA	94596

GCA - CENTRAL CREDIT	3060791	3525 EAST POST ROAD	LAS VEGAS	NV	89120

GCA SUITE 120	3060353	3525 EAST POST ROAD	LAS VEGAS	NV	89120

GILA RIVER LONE BUTTE ACM	00629378	1200 SOUTH 56TH STREET	CHANDLER	AZ	85226

GILA RIVER LONE BUTTE ACM	00629444	1200 SOUTH 56TH STREET	CHANDLER	AZ	85226

GILA RIVER LONE BUTTE ACM	00629519	1200 SOUTH 56TH STREET	CHANDLER	AZ	85226

GILA RIVER WILDHORSE PASS ACM	00629584	5550 WILD HORSE PASS	CHANDLER	AZ	85226

GILA RIVER WILDHORSE PASS ACM	00629998	5550 WILD HORSE PASS	CHANDLER	AZ	85226

GILA RIVER WILDHORSE PASS ACM	00630061	5550 WILD HORSE PASS	CHANDLER	AZ	85226

GILA RIVER WILDHORSE PASS ACM	00630137	5550 WILD HORSE PASS	CHANDLER	AZ	85226

GILA RIVER WILDHORSE PASS ACM	00630202	5550 WILD HORSE PASS	CHANDLER	AZ	85226

GILPIN HOTEL	3060343	111 MAIN STREET	BLACK HAWK	CO	80422

GILPIN HOTEL	3060344	111 MAIN STREET	BLACK HAWK	CO	80422

GOLD COAST	3060926	4000 WEST FLAMINGO	LAS VEGAS	NV	89103

GOLD COAST	3060927	4000 WEST FLAMINGO	LAS VEGAS	NV	89103

GOLD COAST	3060929	4000 WEST FLAMINGO	LAS VEGAS	NV	89103

GOLD COAST	3060930	4000 WEST FLAMINGO	LAS VEGAS	NV	89103

GOLD COAST	3060931	4000 WEST FLAMINGO	LAS VEGAS	NV	89103

GOLD COUNTRY MOTOR INN	3060532	2050 IDAHO ST	ELKO	NV	89801

GOLD DUST WEST	3060200	444 VINE STREET	RENO	NV	89503

GOLD DUST WEST	3060340	444 VINE STREET	RENO	NV	89503

GOLD RANCH	3060492	I-80 AT HWY 40	VERDI	NV	89439

GOLD RUSH	3060460	1195 WEST SUNSET RD	HENDERSON	NV	89015

GOLD SPIKE	3060860	400 EAST OGDEN	LAS VEGAS	NV	89101

GOLD STRIKE	3060844	#1 MAIN STREET -I - 15 SOUTH AT JEAN	JEAN	NV	89019

GOLD STRIKE	3060845	#1 MAIN STREET - I -15 SOUTH AT JEAN	JEAN	NV	89019

GOLD STRIKE - MOBIL STATION	3060846	#1 MAIN STREET - I-15 SOUTH AT JEAN	JEAN	NV	89019

GOLD STRIKE MISSISSIPPI ACM	00603977	1010 CASINO CENTER DR	ROBINSONVILLE	MS	38664

GOLD STRIKE MISSISSIPPI ACM	00604041	1010 CASINO CENTER DR	ROBINSONVILLE	MS	38664

GOLD STRIKE MISSISSIPPI ACM	00604116	1010 CASINO CENTER DR	ROBINSONVILLE	MS	38664

GOLD STRIKE MISSISSIPPI ACM	00604181	1010 CASINO CENTER DR	ROBINSONVILLE	MS	38664

A-7	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

GOLD STRIKE MISSISSIPPI ACM	00604256	1010 CASINO CENTER DR	ROBINSONVILLE	MS	38664

GOLD STRIKE MISSISSIPPI ACM	00604322	1010 CASINO CENTER DR	ROBINSONVILLE	MS	38664

GOLD STRIKE MISSISSIPPI ACM	00604397	1010 CASINO CENTER DR	ROBINSONVILLE	MS	38664

GOLDEN GATE	3060438	1 EAST FREMONT ST	LAS VEGAS	NV	89101

GOLDEN PHOENIX	3060808	255 NORTH SIERRA	RENO	NV	89501

GOLDEN PHOENIX ANNEX	3060807	243 NORTH VIRGINIA STREET	RENO	NV	89501

GRAND VICTORIA ELGIN ACM	00604652	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00604942	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605006	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605071	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605147	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605212	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605287	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605352	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605428	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605493	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00605568	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00617712	250 SOUTH GROVE AVE	ELGIN	IL	60120

GRAND VICTORIA ELGIN ACM	00617787	250 SOUTH GROVE AVE	ELGIN	IL	60120

GREEKTOWN ACM	00603506	555 EAST LAFAYETTE BLVD	DETROIT	MI	48226

GREEKTOWN ACM	00603571	555 EAST LAFAYETTE BLVD	DETROIT	MI	48226

GREEKTOWN ACM	00603647	555 EAST LAFAYETTE BLVD	DETROIT	MI	48226

GREEKTOWN ACM	00603712	555 EAST LAFAYETTE BLVD	DETROIT	MI	48226

GREEKTOWN ACM	00603787	555 EAST LAFAYETTE BLVD	DETROIT	MI	48226

GREEKTOWN ACM	00603852	555 EAST LAFAYETTE BLVD	DETROIT	MI	48226

GREEN VALLEY RANCH	3060427	2300 PASEO VERDE DR	HENDERSON	NV	89012

GREEN VALLEY RANCH	3060428	2300 PASEO VERDE DR	HENDERSON	NV	89012

GREEN VALLEY RANCH	3060429	2300 PASEO VERDE DR	HENDERSON	NV	89012

GREEN VALLEY RANCH	3060430	2300 PASEO VERDE DR	HENDERSON	NV	89012

GREEN VALLEY RANCH	3060431	2300 PASEO VERDE DR	HENDERSON	NV	89012

GREEN VALLEY RANCH	3060432	2300 PASEO VERDE DR	HENDERSON	NV	89012

GREEN VALLEY RANCH	3060444	2300 PASEO VERDE DR	HENDERSON	NV	89012

GREEN VALLEY RANCH	3060446	2300 PASEO VERDE DR	HENDERSON	NV	89012

HACIENDA	3060883	US HWY 93	BOULDER CITY	NV	89005

HARD ROCK	3060094	4455 PARADISE ROAD	LAS VEGAS	NV	89109

HARD ROCK	3060095	4455 PARADISE ROAD	LAS VEGAS	NV	89109

HARD ROCK	3060096	4455 PARADISE ROAD	LAS VEGAS	NV	89109

HARD ROCK	3060097	4455 PARADISE ROAD	LAS VEGAS	NV	89109

HARD ROCK	3060098	4455 PARADISE ROAD	LAS VEGAS	NV	89109

HARD ROCK	3060099	4455 PARADISE ROAD	LAS VEGAS	NV	89109

HARRAH’S AK-CHIN	3060201	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S AK-CHIN	3060202	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S AK-CHIN	3060203	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S AK-CHIN	3060204	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S AK-CHIN	3060205	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S AK-CHIN	3061007	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S AK-CHIN	3061008	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S AK-CHIN	3061075	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S AK-CHIN	3061084	15406 MARICOPA RD	MARICOPA	AZ	85239

HARRAH’S BILL’S CASINO	3060178	27 HIGHWAY 50	STATELINE	NV	89449

HARRAH’S BILL’S CASINO	3060179	27 HIGHWAY 50	STATELINE	NV	89449

HARRAH’S HARVEYS LAKE TAHOE	3060104	HIGHWAY 50	STATELINE	NV	89449

A-8	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

HARRAH’S HARVEYS LAKE TAHOE	3060105	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S HARVEYS LAKE TAHOE	3060106	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S HARVEYS LAKE TAHOE	3060107	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S HARVEYS LAKE TAHOE	3060108	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S HARVEYS LAKE TAHOE	3061099	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S JOLIET	3060520	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S JOLIET	3060521	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S JOLIET	3060522	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S JOLIET	3060523	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S JOLIET	3060524	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S JOLIET	3060525	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S JOLIET	3060526	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S JOLIET	3060527	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S JOLIET	3060528	150 NORTH SCOTT STREET	JOLIET	IL	60432

HARRAH’S LAKE CHARLES	3060319	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060320	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060321	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060322	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060323	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060324	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060325	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060326	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060327	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE CHARLES	3060328	800 BILBO STREET	LAKE CHARLES	LA	70601

HARRAH’S LAKE TAHOE	3060220	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S LAKE TAHOE	3060221	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S LAKE TAHOE	3060222	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S LAKE TAHOE	3060223	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S LAKE TAHOE	3060224	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S LAKE TAHOE	3060226	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S LAKE TAHOE	3060227	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S LAKE TAHOE	3060228	HIGHWAY 50	STATELINE	NV	89449

HARRAH’S LAS VEGAS ACM	00595116	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00595124	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00601203	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00638619	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00638684	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00638916	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00639013	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00639278	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00639344	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAS VEGAS ACM	00639450	3475 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89101

HARRAH’S LAUGHLIN	3060100	2900 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

HARRAH’S LAUGHLIN	3060101	2900 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

HARRAH’S LAUGHLIN	3060102	2900 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

HARRAH’S LAUGHLIN	3060103	2900 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

HARRAH’S LAUGHLIN CONVENIENCE STORE	3060835	2905 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

HARRAH’S NORTH KANSAS CITY	3060386	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060387	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060388	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060389	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060390	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

A-9	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

HARRAH’S NORTH KANSAS CITY	3060391	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060392	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060393	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060394	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060395	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060396	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3060397	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S NORTH KANSAS CITY	3061116	1 RIVERBOAT DR	N KANSAS CITY	MO	64116

HARRAH’S RENO	3060215	216 NORTH VIRGINIA STREET	RENO	NV	89501

HARRAH’S RENO	3060216	216 NORTH VIRGINIA STREET	RENO	NV	89501

HARRAH’S RENO	3060217	216 NORTH VIRGINIA STREET	RENO	NV	89501

HARRAH’S RENO	3060218	216 NORTH VIRGINIA STREET	RENO	NV	89501

HARRAH’S RENO	3060219	216 NORTH VIRGINIA STREET	RENO	NV	89501

HARRAH’S RINCON CASINO ACM	00599332	33750 VALLEY CENTER RD	VALLEY CENTER	CA	92082

HARRAH’S RINCON CASINO ACM	00599340	33750 VALLEY CENTER RD	VALLEY CENTER	CA	92082

HARRAH’S RINCON CASINO ACM	00599357	33750 VALLEY CENTER RD	VALLEY CENTER	CA	92082

HARRAH’S RINCON CASINO ACM	00599423	33750 VALLEY CENTER RD	VALLEY CENTER	CA	92082

HARRAH’S RINCON CASINO ACM	00599498	33750 VALLEY CENTER RD	VALLEY CENTER	CA	92082

HARRAH’S RINCON CASINO ACM	00599621	33750 VALLEY CENTER RD	VALLEY CENTER	CA	92082

HARRAH’S RIO SUITES RESORT & CASINO	3060612	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00637421	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00637496	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00637561	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00637660	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00637769	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00637835	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00637900	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00637975	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00638049	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S RIO SUITES RESORT & CASINO ACM	00638114	3700 WEST FLAMINGO	LAS VEGAS	NV	89103

HARRAH’S SHOWBOAT ATLANTIC CITY	3060542	800 BOARDWALK	ATLANTIC CITY	NJ	08401

HARRAH’S SHOWBOAT ATLANTIC CITY	3060543	800 BOARDWALK	ATLANTIC CITY	NJ	08401

HARRAH’S SHOWBOAT ATLANTIC CITY	3060544	800 BOARDWALK	ATLANTIC CITY	NJ	08401

HARRAH’S ST LOUIS	3060451	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060452	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060454	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060671	777 CASINO CENTER DR STE 1	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060673	777 CASINO CENTER DR STE 1	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060674	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060675	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060676	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060677	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060678	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060679	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S ST LOUIS	3060680	777 CASINO CENTER DR	MARYLAND HEIGHTS	MO	63043

HARRAH’S TUNICA ACM	00636977	1100 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HARRAH’S TUNICA ACM	00637041	1100 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HARRAH’S TUNICA ACM	00637116	1100 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HARRAH’S TUNICA ACM	00637181	1100 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HAVANA PARK RACETRACK	3060777	10750 EAST ILIFF AVE	AURORA	CO	80014

HAVASU LANDING	3060685	1 MAIN STREET	LAKE HAVASU	CA	92363

HAWAIIAN GARDENS	3060681	11871 CARSON ST	HAWAIIAN GARDENS	CA	90716

A-10	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

HAWAIIAN GARDENS	3060682	11871 CARSON ST	HAWAIIAN GARDENS	CA	90716

HAWAIIAN GARDENS	3060683	11871 CARSON ST	HAWAIIAN GARDENS	CA	90716

HAWAIIAN GARDENS	3060684	11871 CARSON ST	HAWAIIAN GARDENS	CA	90716

HOBEY’S	3060491	5795 SUN VALLEY DR	SUN VALLEY	NV	89433

HOLLYWOOD CASINO TUNICA	3060590	1150 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HOLLYWOOD CASINO TUNICA	3060591	1150 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HOLLYWOOD CASINO TUNICA	3060592	1150 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HOLLYWOOD CASINO TUNICA	3060593	1150 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HOLLYWOOD CASINO TUNICA	3060594	1150 CASINO STRIP BLVD	ROBINSONVILLE	MS	38664

HOLLYWOOD PARK ACM	00632125	3883 W CENTURY BLVD	INGLEWOOD	CA	90301

HOLLYWOOD PARK ACM	00632190	3883 W CENTURY BLVD	INGLEWOOD	CA	90301

HOLLYWOOD PARK ACM	00632265	3883 W CENTURY BLVD	INGLEWOOD	CA	90301

HORSESHOE ROBINSONVILLE	3060907	1021 CASINO CENTER DR	ROBINSONVILLE	MS	38664

HORSESHOE ROBINSONVILLE	3060908	1021 CASINO CENTER DR	ROBINSONVILLE	MS	38664

HORSESHOE ROBINSONVILLE	3060909	1021 CASINO CENTER DR	ROBINSONVILLE	MS	38664

HORSESHOE ROBINSONVILLE	3060910	1021 CASINO CENTER DR	ROBINSONVILLE	MS	38664

HORSESHOE ROBINSONVILLE	3060911	1021 CASINO CENTER DR	ROBINSONVILLE	MS	38664

HORSESHOE ROBINSONVILLE	3060912	1021 CASINO CENTER DR	ROBINSONVILLE	MS	38664

HORSESHOE ROBINSONVILLE	3060913	1021 CASINO CENTER DR	ROBINSONVILLE	MS	38664

HOTEL SAN REMO	3060736	115 EAST TROPICANA	LAS VEGAS	NV	89109

HUSTLER	3060732	1000 WEST RODONDO BEACH BLVD	GARDENA	CA	90247

HUSTLER	3060733	1000 WEST RODONDO BEACH BLVD	GARDENA	CA	90247

IMPERIAL PALACE	3060234	3535 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

IMPERIAL PALACE	3060235	3535 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

IMPERIAL PALACE	3060236	3535 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

IMPERIAL PALACE	3060237	3535 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

IMPERIAL PALACE BILOXI	3060534	850 BAYVIEW	BILOXI	MS	39530

IMPERIAL PALACE BILOXI	3060535	850 BAYVIEW	BILOXI	MS	39530

IMPERIAL PALACE BILOXI	3060536	850 BAYVIEW	BILOXI	MS	39530

IMPERIAL PALACE BILOXI	3060537	850 BAYVIEW	BILOXI	MS	39530

JOHN ASCUAGAS NUGGET	3060244	1100 NUGGET AVE	SPARKS	NV	89431

JOHN ASCUAGAS NUGGET	3060245	1100 NUGGET AVE	SPARKS	NV	89431

JOHN ASCUAGAS NUGGET	3060246	1100 NUGGET AVE	SPARKS	NV	89431

JOHN ASCUAGAS NUGGET	3060247	1100 NUGGET AVE	SPARKS	NV	89431

JOHN ASCUAGAS NUGGET	3060248	1100 NUGGET AVE	SPARKS	NV	89431

JOKER’S WILD	3060116	920 BOULDER HWY	HENDERSON	NV	89104

JOKER’S WILD	3060117	920 BOULDER HWY	HENDERSON	NV	89104

KEY LARGO	3060455	377 EAST FLAMINGO	LAS VEGAS	NV	89109

LAKE ELSINORE	3060783	20930 MALAGA ROAD	LAKE ELSINORE	CA	95230

LAKE TAHOE HORIZON	3060539	50 HWY 50	STATELINE	NV	89449

LAKE TAHOE HORIZON	3060540	50 HWY 50	STATELINE	NV	89449

LAKE TAHOE HORIZON	3060541	50 HWY 50	STATELINE	NV	89449

LAS VEGAS CLUB	3060716	18 EAST FREMONT ST	LAS VEGAS	NV	89101

LAS VEGAS CLUB	3060717	18 EAST FREMONT ST	LAS VEGAS	NV	89101

LAS VEGAS HILTON	3060899	3000 PARADISE ROAD	LAS VEGAS	NV	89109

LAS VEGAS HILTON	3060900	3000 PARADISE ROAD	LAS VEGAS	NV	89109

LAS VEGAS HILTON	3060901	3000 PARADISE ROAD	LAS VEGAS	NV	89109

LAS VEGAS HILTON	3060902	3000 PARADISE ROAD	LAS VEGAS	NV	89109

LAS VEGAS HILTON	3060903	3000 PARADISE ROAD	LAS VEGAS	NV	89109

LAS VEGAS HILTON	3060904	3000 PARADISE ROAD	LAS VEGAS	NV	89109

LINCOLN GREYHOUND PARK	3060456	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060457	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

A-11	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

LINCOLN GREYHOUND PARK	3060458	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060459	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060760	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060761	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060762	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060763	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060764	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060765	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060829	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3060830	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3061071	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LINCOLN GREYHOUND PARK	3061072	1600 LOUISQUISSET PIKE	LINCOLN CITY	RI	02865

LITTLE CREEK	3060400	WEST 91-HWY 108	SHELTON	WA	98584

LITTLE CREEK	3060401	WEST 91-HWY 108	SHELTON	WA	98584

LITTLE RIVER CASINO	3060688	2700 ORCHARD HWY	MANISTEE	MI	49660

LITTLE RIVER CASINO	3060689	2700 ORCHARD HWY	MANISTEE	MI	49660

LITTLE RIVER CASINO	3060690	2700 ORCHARD HWY	MANISTEE	MI	49660

LITTLE RIVER CASINO	3060734	2700 ORCHARD HWY	MANISTEE	MI	49660

LITTLE RIVER CASINO	3060735	2700 ORCHARD HWY	MANISTEE	MI	49660

LODGE CASINO	3060250	240 MAIN STREET	BLACK HAWK	CO	80422

LODGE CASINO	3060251	240 MAIN STREET	BLACK HAWK	CO	80422

LODGE CASINO	3060252	240 MAIN STREET	BLACK HAWK	CO	80422

LODGE CASINO	3060253	240 MAIN STREET	BLACK HAWK	CO	80422

LONGHORN CASINO	3060566	5288 BOULDER HWY	LAS VEGAS	NV	89122

LUCKY CHANCES CARD ROOM	3060720	1700 HILLSIDE BLVD	COLMA	CA	94014

LUCKY CHANCES CARD ROOM	3060721	1700 HILLSIDE BLVD	COLMA	CA	94014

LUCKY EAGLE CASINO BINGO	3060702	12888 188TH AVE SW	ROCHESTER	WA	98579

LUCKY EAGLE CASINO BINGO	3060703	12888 188TH AVE SW	ROCHESTER	WA	98579

LUXOR	3061020	3900 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89119

LUXOR	3061021	3900 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89119

LUXOR	3061022	3900 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89119

LUXOR	3061023	3900 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89119

LUXOR	3061024	3900 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89119

LUXOR	3061025	3900 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89119

MAGIC STAR	3060435	2000 SOUTH BOULDER HWY	HENDERSON	NV	89015

MAIN STREET STATION	3060118	200 NORTH MAIN STREET	LAS VEGAS	NV	89101

MAIN STREET STATION	3060119	200 NORTH MAIN STREET	LAS VEGAS	NV	89101

MANDALAY BAY	3061040	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MANDALAY BAY	3061041	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MANDALAY BAY	3061042	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MANDALAY BAY	3061043	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MANDALAY BAY	3061044	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MANDALAY BAY	3061045	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MANDALAY BAY	3061046	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MANDALAY BAY	3061077	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MANDALAY BAY	3061078	3950 LAS VEGAS BLVD S	LAS VEGAS	NV	89119

MILE HIGH GREYHOUND PARK	3060773	6200 DAHLIA ST	COMMERCE CITY	CO	80022

MILE HIGH GREYHOUND PARK	3060774	6200 DAHLIA ST	COMMERCE CITY	CO	80022

MILLBAY CASINO	3060698	455 E WAPATO LAKE RD	MANSON	WA	98831

MODEL T CASINO	3060660	1130 W WINNEMUCCA BLVD	WINNEMUCCA	NV	89445

MODEL T CASINO	3060661	1130 W WINNEMUCCA BLVD	WINNEMUCCA	NV	89445

MOHEGAN SUN ACM	00560276	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

A-12	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

MOHEGAN SUN ACM	00560284	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00560292	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00562306	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00562405	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00562595	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00562835	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00562900	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00562975	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00563296	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00563361	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00563445	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00601278	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00601344	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00601427	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00601500	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00601575	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00601641	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00601732	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00601781	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00614818	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00614883	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00614958	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00615039	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00615112	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00615187	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MOHEGAN SUN ACM	00615252	1 MOHEGAN SUN BLVD	UNCASVILLE	CT	06382

MONTE CARLO	3061026	3770 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

MONTE CARLO	3061027	3770 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

MONTE CARLO	3061028	3770 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

MONTE CARLO	3061029	3770 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

MONTE CARLO	3061030	3770 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

MONTE CARLO	3061031	3770 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

MOTOR CITY CASINO ACM	00602441	1922 CASS AVE	DETROIT	MI	48226

MOTOR CITY CASINO ACM	00602516	1922 CASS AVE	DETROIT	MI	48226

MOTOR CITY CASINO ACM	00602581	1922 CASS AVE	DETROIT	MI	48226

MOTOR CITY CASINO ACM	00602656	1922 CASS AVE	DETROIT	MI	48226

MOTOR CITY CASINO ACM	00602722	1922 CASS AVE	DETROIT	MI	48226

MOTOR CITY CASINO ACM	00602797	1922 CASS AVE	DETROIT	MI	48226

MOTOR CITY CASINO ACM	00602862	1922 CASS AVE	DETROIT	MI	48226

MOTOR CITY CASINO ACM	00602938	1922 CASS AVE	DETROIT	MI	48226

MOTOR CITY CASINO ACM	00603001	1922 CASS AVE	DETROIT	MI	48226

MUCKLESHOOT CASINO	3060480	2402 AUBURN WAY S	AUBURN	WA	98002

MUCKLESHOOT CASINO	3060481	2402 AUBURN WAY S	AUBURN	WA	98002

MUCKLESHOOT CASINO	3060567	2402 AUBURN WAY S	AUBURN	WA	98002

MUCKLESHOOT CASINO	3060620	2402 AUBURN WAY S	AUBURN	WA	98002

MUCKLESHOOT CASINO	3060621	2402 AUBURN WAY S	AUBURN	WA	98002

MUCKLESHOOT CASINO	3060622	2402 AUBURN WAY S	AUBURN	WA	98002

MUCKLESHOOT CASINO	3060623	2402 AUBURN WAY S	AUBURN	WA	98002

NEVADA LANDING	3060847	1 GOODSPRINGS RD - I-15 SOUTH AT JEAN	JEAN	NV	89019

NEVADA LANDING	3060848	1 GOODSPRINGS RD - I-15 SOUTH AT JEAN	JEAN	NV	89019

NEVADA LANDING TEXACO	3060849	1 GOODSPRINGS RD - I-15 SOUTH AT JEAN	JEAN	NV	89019

NEVADA PALACE	3060254	5255 BOULDER HWY	LAS VEGAS	NV	89109

A-13	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

NEVADA PALACE	3060255	5255 BOULDER HWY	LAS VEGAS	NV	89109

NEWPORT JAI ALAI	3060768	150 ADMIRAL KALBFUS	NEWPORT	RI	02840

NEWPORT JAI ALAI	3060769	150 ADMIRAL KALBFUS	NEWPORT	RI	02840

NEWPORT JAI ALAI	3061096	150 ADMIRAL KALBFUS	NEWPORT	RI	02840

NOOKSACK RIVER CASINO	3060694	5048 MT BAKER HWY	DEMING	WA	98244

NORTHVILLE DOWNS	3060035	301 SOUTH CENTER STREET	NORTHVILLE	MI	48167

OAKS CARD CASINO	3060730	4097 SAN PABLO AVE	EMERYVILLE	CA	94608

OHKAY CASINO ACM	00661009	HIGHWAY 68	SAN JUAN PUEBLO	NM	87566

OHKAY CASINO ACM	00661090	HIGHWAY 68	SAN JUAN PUEBLO	NM	87566

OKANOGAN BINGO & CASINO	3060700	41 APPLE WAY RD	OKANOGAN	WA	98840

ORLEANS	3060581	4500 WEST TROPICANA	LAS VEGAS	NV	89103

ORLEANS	3060596	4500 WEST TROPICANA	LAS VEGAS	NV	89103

ORLEANS	3060597	4500 WEST TROPICANA	LAS VEGAS	NV	89103

ORLEANS	3060598	4500 WEST TROPICANA	LAS VEGAS	NV	89103

ORLEANS	3060599	4500 WEST TROPICANA	LAS VEGAS	NV	89103

ORLEANS	3060600	4500 WEST TROPICANA	LAS VEGAS	NV	89103

ORLEANS	3060601	4500 WEST TROPICANA	LAS VEGAS	NV	89103

ORLEANS	3060602	4500 WEST TROPICANA	LAS VEGAS	NV	89103

ORLEANS	3061057	4500 WEST TROPICANA	LAS VEGAS	NV	89103

O’SHEAS CASINO	3060839	3545 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

PAHRUMP NUGGET	3060345	681 SOUTH HWY 160	PAHRUMP	NV	89041

PAHRUMP NUGGET	3060346	681 SOUTH HWY 160	PAHRUMP	NV	89041

PALACE GAMING	3060463	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060464	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060465	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060466	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060467	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060468	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060469	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060470	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060471	17225 JERSY AVE	LENMORE	CA	93245

PALACE GAMING	3060472	17225 JERSY AVE	LENMORE	CA	93245

PALACE STATION	3060950	2411 WEST SAHARA AVE	LAS VEGAS	NV	89111

PALACE STATION	3060951	2411 WEST SAHARA AVE	LAS VEGAS	NV	89111

PALACE STATION	3060952	2411 WEST SAHARA AVE	LAS VEGAS	NV	89111

PALACE STATION	3060953	2411 WEST SAHARA AVE	LAS VEGAS	NV	89111

PALACE STATION	3060954	2411 WEST SAHARA AVE	LAS VEGAS	NV	89111

PALACE STATION	3060955	2411 WEST SAHARA AVE	LAS VEGAS	NV	89104

PALACE STATION	3060956	2411 WEST SAHARA AVE	LAS VEGAS	NV	89102

PALMS	3060412	4321 WEST FLAMINGO	LAS VEGAS	NV	89103

PALMS	3060413	4321 WEST FLAMINGO	LAS VEGAS	NV	89103

PALMS	3060414	4321 WEST FLAMINGO	LAS VEGAS	NV	89103

PALMS	3060415	4321 WEST FLAMINGO	LAS VEGAS	NV	89103

PALMS	3060416	4321 WEST FLAMINGO	LAS VEGAS	NV	89103

PALMS	3060417	4321 WEST FLAMINGO	LAS VEGAS	NV	89103

PAR-A-DICE RIVERBOAT	3060993	21 BLACK JACK BLVD	EAST PEORIA	IL	61611

PAR-A-DICE RIVERBOAT	3060994	21 BLACK JACK BLVD	EAST PEORIA	IL	61611

PAR-A-DICE RIVERBOAT	3060995	21 BLACK JACK BLVD	EAST PEORIA	IL	61611

PAR-A-DICE RIVERBOAT	3060996	21 BLACK JACK BLVD	EAST PEORIA	IL	61611

PARADISE CASINO AZ	3060818	450 QUECHAN DR	FT YUMA	AZ	85364

PARADISE CASINO AZ	3060819	450 QUECHAN DR	FT YUMA	AZ	85364

PARADISE CASINO AZ	3061114	450 QUECHAN DR	FT YUMA	AZ	85364

A-14	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

PARADISE CASINO CA	3060806	450 QUECHAN DR	WINTERHAVEN	CA	92283

PARIS	3060120	3655 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

PARIS	3060121	3655 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

PARIS	3060122	3655 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

PARIS	3060613	3655 LAS VEGAS BLVD S	LAS VEGAS	NV	89109

PARIS	3060614	3655 LAS VEGAS BLVD S	LAS VEGAS	NV	89109

PARIS	3060615	3655 LAS VEGAS BLVD S	LAS VEGAS	NV	89109

PARIS	3061082	3655 LAS VEGAS BLVD S	LAS VEGAS	NV	89109

PECHANGA DEVELOPMENT	3060330	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT	3061058	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00657973	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658047	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658112	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658187	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658252	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658328	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658393	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658468	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658534	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658609	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658666	45000 PALA RD	TEMECULA	CA	92592

PECHANGA DEVELOPMENT ACM	00658732	45000 PALA RD	TEMECULA	CA	92592

POMPANO PARK	3060776	1800 SW 3RD ST	POMPANO BEACH	FL	33089

PUEBLO GREYHOUND	3060759	3215 LAKE AVE	PUEBLO	CO	81004

RAIL CITY	3060493	2121 VICTORIA STREET	SPARKS	NV	89431

RAIL CITY	3060494	2121 VICTORIA STREET	SPARKS	NV	89431

RAILROAD PASS	3060884	2800 SOUTH BOULDER HWY	HENDERSON	NV	89015

RAMADA EXPRESS	3060796	2121 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

RAMADA EXPRESS	3060797	2121 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

RAMADA EXPRESS	3060798	2121 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

RAMADA EXPRESS	3060799	2121 SOUTH CASINO DRIVE	LAUGHLIN	NV	89029

RED LION INN ELKO	3060530	2065 IDAHO ST	ELKO	NV	89801

RED LION INN ELKO	3060531	2065 IDAHO ST	ELKO	NV	89801

RED LION INN WINNEMUCCA	3060560	741 WEST MINNEMUCCA BLVD	WINNEMUCCA	NV	89445

RENATAS	3060268	4451 EAST SUNSET ROAD	HENDERSON	NV	89014

RENO HILTON	3060629	2500 EAST SECOND	RENO	NV	89501

RENO HILTON	3060630	2500 EAST SECOND	RENO	NV	89501

RENO HILTON	3060631	2500 EAST SECOND	RENO	NV	89501

RENO HILTON	3060632	2500 EAST SECOND	RENO	NV	89501

RENO HILTON	3060633	2500 EAST SECOND	RENO	NV	89501

RENO HILTON	3060634	2500 EAST SECOND	RENO	NV	89501

RIVER PALMS	3060800	2700 SOUTH CASINO DR	LAUGHLIN	NV	89029

RIVER PALMS	3060801	2700 SOUTH CASINO DR	LAUGHLIN	NV	89029

RIVER PALMS	3060802	2700 SOUTH CASINO DR	LAUGHLIN	NV	89029

RIVER ROCK CASINO ACM	00615328	3250 HWY 128E	GEYSERVILLE	CA	95441

RIVER ROCK CASINO ACM	00615393	3250 HWY 128E	GEYSERVILLE	CA	95441

RIVER ROCK CASINO ACM	00615468	3250 HWY 128E	GEYSERVILLE	CA	95441

RIVER ROCK CASINO ACM	00615534	3250 HWY 128E	GEYSERVILLE	CA	95441

RIVER ROCK CASINO ACM	00615609	3250 HWY 128E	GEYSERVILLE	CA	95441

ROUTE 66 CASINO ACM	00656264	I-40 EXIT 140	ALBUQUERQUE	NM	87120

ROUTE 66 CASINO ACM	00656330	I-40 EXIT 140	ALBUQUERQUE	NM	87120

ROUTE 66 CASINO ACM	00656405	I-40 EXIT 140	ALBUQUERQUE	NM	87120

A-15	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

ROUTE 66 CASINO ACM	00656470	I-40 EXIT 140	ALBUQUERQUE	NM	87120

SAHARA	3060984	2535 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

SAHARA	3060985	2535 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

SAHARA	3060986	2535 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

SAHARA	3060987	2535 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

SAM’S TOWN HOTEL	3060298	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAM’S TOWN HOTEL	3060299	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAM’S TOWN HOTEL	3060300	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAM’S TOWN HOTEL	3060301	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAM’S TOWN HOTEL	3060303	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAM’S TOWN HOTEL	3060304	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAM’S TOWN HOTEL	3060306	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAM’S TOWN HOTEL	3060307	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAM’S TOWN HOTEL	3061124	5111 BOULDER HWY	LAS VEGAS	NV	89122

SAN MANUEL INDIAN BINGO	3060044	5797 NORTH VICTORIA AVE	HIGHLAND	CA	92346

SAN MANUEL INDIAN BINGO	3060045	5797 NORTH VICTORIA AVE	HIGHLAND	CA	92346

SAN MANUEL INDIAN BINGO	3060046	5797 NORTH VICTORIA AVE	HIGHLAND	CA	92346

SAN MANUEL INDIAN BINGO	3060047	5797 NORTH VICTORIA AVE	HIGHLAND	CA	92346

SAN MANUEL INDIAN BINGO	3060048	5797 NORTH VICTORIA AVE	HIGHLAND	CA	92346

SAN MANUEL INDIAN BINGO	3060049	5797 NORTH VICTORIA AVE	HIGHLAND	CA	92346

SAN MANUEL INDIAN BINGO	3060050	5797 NORTH VICTORIA AVE	HIGHLAND	CA	92346

SANDIA CASINO ACM	00610063	30 RAINBOW ROAD	ALBUQUERQUE	NM	87113

SANDIA CASINO ACM	00610071	30 RAINBOW ROAD	ALBUQUERQUE	NM	87113

SANDIA CASINO ACM	00610089	30 RAINBOW ROAD	ALBUQUERQUE	NM	87113

SANDIA CASINO ACM	00610097	30 RAINBOW ROAD	ALBUQUERQUE	NM	87113

SANDIA CASINO ACM	00610105	30 RAINBOW ROAD	ALBUQUERQUE	NM	87113

SANDIA CASINO ACM	00610113	30 RAINBOW ROAD	ALBUQUERQUE	NM	87113

SANDS REGENCY	3060274	345 NORTH ARLINGTON AVENUE	RENO	NV	89501

SANDS REGENCY	3060275	345 NORTH ARLINGTON AVENUE	RENO	NV	89501

SANTA ANA STAR CASINO	3061048	54 JEMEZ DAM CANYON RD	BERNALILLO	NM	87004

SANTA ANA STAR CASINO	3061049	54 JEMEZ DAM CANYON RD	BERNALILLO	NM	87004

SANTA ANA STAR CASINO ACM	00632919	54 JEMEZ DAM CANYON RD	BERNALILLO	NM	87004

SANTA ANA STAR CASINO ACM	00632984	54 JEMEZ DAM CANYON RD	BERNALILLO	NM	87004

SANTA FE	3060276	4949 N RANCHO DR	LAS VEGAS	NV	89130

SANTA FE	3060277	4949 N RANCHO DR	LAS VEGAS	NV	89130

SANTA FE	3060278	4949 N RANCHO DR	LAS VEGAS	NV	89130

SANTA FE	3060279	4949 N RANCHO DR	LAS VEGAS	NV	89130

SANTA FE	3060280	4949 N RANCHO DR	LAS VEGAS	NV	89130

SANTA FE	3060329	4949 N RANCHO DR	LAS VEGAS	NV	89130

SCARBOROUGH DOWNS	3060364	US ROUTE 1	SCARBOROUGH	ME	04074

SCARBOROUGH DOWNS	3060365	US ROUTE 1	SCARBOROUGH	ME	04074

SEABROOK GREYHOUND	3060051	PARK NEW ZEALAND ROAD	SEABROOK	NH	03874

SEABROOK GREYHOUND	3060052	PARK NEW ZEALAND ROAD	SEABROOK	NH	03874

SEARCHLIGHT NUGGET	3060478	100 N HWY 95	SEARCHLIGHT	NV	89046

SENECA CASINO ACM	00624791	310 4TH ST	NIAGARA FALLS	NY	14303

SENECA CASINO ACM	00624866	310 4TH ST	NIAGARA FALLS	NY	14303

SENECA CASINO ACM	00624932	310 4TH ST	NIAGARA FALLS	NY	14303

SENECA CASINO ACM	00625004	310 4TH ST	NIAGARA FALLS	NY	14303

SENECA CASINO ACM	00625079	310 4TH ST	NIAGARA FALLS	NY	14303

SENECA CASINO ACM	00625152	310 4TH ST	NIAGARA FALLS	NY	14303

SENECA CASINO ACM	00625228	310 4TH ST	NIAGARA FALLS	NY	14303

SENECA CASINO ACM	00625293	310 4TH ST	NIAGARA FALLS	NY	14303

A-16	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

SENECA CASINO ACM	00646612	310 4TH ST	NIAGARA FALLS	NY	14303

SENECA CASINO ACM	00646687	310 4TH ST	NIAGARA FALLS	NY	14303

SEVEN CEDARS CASINO	3060695	270756 HWY 101	SEQUIM	WA	98382

SHERATON CASINO MISSISSIPPI	3060997	1107 CASINO CENTER DR	ROBINSONVILLE	MS	38664

SHERATON CASINO MISSISSIPPI	3060998	1107 CASINO CENTER DR	ROBINSONVILLE	MS	38664

SHERATON CASINO MISSISSIPPI	3060999	1107 CASINO CENTER DR	ROBINSONVILLE	MS	38664

SHERATON CASINO MISSISSIPPI	3061000	1107 CASINO CENTER DR	ROBINSONVILLE	MS	38664

SI REDD’S OASIS	3060718	897 WEST MESQUITE	MESQUITE	NV	89024

SI REDD’S OASIS	3060719	897 WEST MESQUITE	MESQUITE	NV	89024

SIERRA SIDS	3060495	200 N MCCARRAN	SPARKS	NV	89431

SILVER CLUB	3060287	1040 B STREET	SPARKS	NV	89431

SILVER CLUB	3060288	1040 B STREET	SPARKS	NV	89431

SILVER DOLLAR	3060406	1897 NORTH EDMUNDS	CARSON CITY	NV	89701

SILVER LEGACY	3060665	407 NORTH VIRGINIA ST	RENO	NV	89501

SILVER LEGACY	3060666	407 NORTH VIRGINIA ST	RENO	NV	89501

SILVER LEGACY	3060667	407 NORTH VIRGINIA ST	RENO	NV	89501

SILVER LEGACY	3060668	407 NORTH VIRGINIA ST	RENO	NV	89501

SILVER LEGACY	3060669	407 NORTH VIRGINIA ST	RENO	NV	89501

SILVERHAWK	3061112	100 CHASE STREET	BLACKHAWK	CO	80422

SILVERTON	3060879	3333 BLUE DIAMOND RD	LAS VEGAS	NV	89139

SILVERTON	3060880	3333 BLUE DIAMOND RD	LAS VEGAS	NV	89139

SILVERTON	3060881	3333 BLUE DIAMOND RD	LAS VEGAS	NV	89139

SKY CITY CASINO ACM	00632349	I40 AT EXIT 102	PUEBLO OF ACOMA	NM	87034

SKY CITY CASINO ACM	00632414	I40 AT EXIT 102	PUEBLO OF ACOMA	NM	87034

SKYLINE CASINO	3060289	1741 BOULDER HWY	HENDERSON	NV	89105

SLOTS A FUN	3060840	2890 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89109

ST PETERSBURG KENNEL CLUB	3060770	10490 GANDY ROAD	ST PETERSBURG	FL	33702

ST PETERSBURG KENNEL CLUB	3060771	10490 GANDY ROAD	ST PETERSBURG	FL	33716

ST PETERSBURG KENNEL CLUB	3060772	10490 GANDY ROAD	ST PETERSBURG	FL	33702

STARDUST RESORT & CASINO	3060143	3000 LAS VEGAS BLVD	LAS VEGAS	NV	89109

STARDUST RESORT & CASINO	3060144	3000 LAS VEGAS BLVD	LAS VEGAS	NV	89109

STARDUST RESORT & CASINO	3060145	3000 LAS VEGAS BLVD	LAS VEGAS	NV	89109

STARDUST RESORT & CASINO	3060146	3000 LAS VEGAS BLVD	LAS VEGAS	NV	89109

STATE LINE NUGGET	3060832	101 WENDOVER BLVD	WENDOVER	NV	89883

STATE LINE NUGGET	3060833	101 WENDOVER BLVD	WENDOVER	NV	89883

STRATOSPHERE	3060895	2000 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89104

STRATOSPHERE	3060896	2000 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89104

STRATOSPHERE	3060897	2000 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89104

STRATOSPHERE	3060898	2000 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89104

SULLIVANS PUB	3061069	1700 S PAHRUMP VALLEY DR	PAHRUMP	NV	89048

SUNCOAST	3060418	9090 ALTA DR	LAS VEGAS	NV	89145

SUNCOAST	3060988	9090 ALTA DR	LAS VEGAS	NV	89145

SUNCOAST	3060989	9090 ALTA DR	LAS VEGAS	NV	89145

SUNCOAST	3060990	9090 ALTA DR	LAS VEGAS	NV	89145

SUNCOAST	3060991	9090 ALTA DR	LAS VEGAS	NV	89145

SUNCOAST	3060992	9090 ALTA DR	LAS VEGAS	NV	89145

SUNSET STATION	3060957	1301-A WEST SUNSET	HENDERSON	NV	89014

SUNSET STATION	3060958	1301-A WEST SUNSET	HENDERSON	NV	89014

SUNSET STATION	3060959	1301-A WEST SUNSET	HENDERSON	NV	89014

SUNSET STATION	3060960	1301-A WEST SUNSET	HENDERSON	NV	89014

SUNSET STATION	3060961	1301-A WEST SUNSET	HENDERSON	NV	89014

SUNSET STATION	3060962	1301-A WEST SUNSET	HENDERSON	NV	89014

A-17	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

SUNSET STATION	3060963	1301-A WEST SUNSET	HENDERSON	NV	89014

SUNSET STATION	3060964	1301-A WEST SUNSET	HENDERSON	NV	89014

SUNSET STATION	3060965	1301-A WEST SUNSET	HENDERSON	NV	89014

SUNSET STATION	3060966	1301-A WEST SUNSET	HENDERSON	NV	89014

TAHOE BILTMORE ACM	00642876	5 HWY 28	CRYSTAL BAY	NV	89402

TAHOE BILTMORE ACM	00642942	5 HWY 28	CRYSTAL BAY	NV	89402

TAMARACK JUNCTION	3060407	13101 SOUTH RENO	RENO	NV	89511

TAOS MOUNTAIN CASINO	3060874	MAIN TAOS PUEBLO HWY	TAOS	NM	87571

TEXAS STATION	3060967	2101 TEXAS STAR LANE	N LAS VEGAS	NV	89106

TEXAS STATION	3060968	2101 TEXAS STAR LANE	N LAS VEGAS	NV	89106

TEXAS STATION	3060969	2101 TEXAS STAR LANE	N LAS VEGAS	NV	89106

TEXAS STATION	3060970	2101 TEXAS STAR LANE	N LAS VEGAS	NV	89106

TEXAS STATION	3060971	2101 TEXAS STAR LANE	N LAS VEGAS	NV	89106

TEXAS STATION	3060972	2101 TEXAS STAR LANE	N LAS VEGAS	NV	89106

THE LIFT CASINO	3060628	3045 VALLEY VIEW	LAS VEGAS	NV	89102

TOPAZ	3060445	1979 INTERSTATE 395 SOUTH	TOPAZ	NV	89410

TOWN HALL CASINO	3060561	4155 KOVAL LANE	LAS VEGAS	NV	89109

TRAVEL CENTERS OF AMERICA	3060423	8050 SOUTH INDUSTRIAL RD	LAS VEGAS	NV	89139

TRUMP MARINA HOTEL CASINO ACM	00628685	HURON AVE & BRIGANTINE BLVD	ATLANTIC CITY	NJ	08401

TRUMP MARINA HOTEL CASINO ACM	00628750	HURON AVE & BRIGANTINE BLVD	ATLANTIC CITY	NJ	08401

TRUMP MARINA HOTEL CASINO ACM	00628826	HURON AVE & BRIGANTINE BLVD	ATLANTIC CITY	NJ	08401

TRUMP MARINA HOTEL CASINO ACM	00628891	HURON AVE & BRIGANTINE BLVD	ATLANTIC CITY	NJ	08401

TRUMP MARINA HOTEL CASINO ACM	00628966	HURON AVE & BRIGANTINE BLVD	ATLANTIC CITY	NJ	08401

TRUMP PLAZA ACM	00602086	BOARDWALK & MISSISSIPPI AVE	ATLANTIC CITY	NJ	08401

TRUMP PLAZA ACM	00602151	BOARDWALK & MISSISSIPPI AVE	ATLANTIC CITY	NJ	08401

TRUMP PLAZA ACM	00602235	BOARDWALK & MISSISSIPPI AVE	ATLANTIC CITY	NJ	08401

TRUMP PLAZA ACM	00602300	BOARDWALK & MISSISSIPPI AVE	ATLANTIC CITY	NJ	08401

TRUMP PLAZA ACM	00602375	BOARDWALK & MISSISSIPPI AVE	ATLANTIC CITY	NJ	08401

TRUMP PLAZA ACM	00652362	BOARDWALK & MISSISSIPPI AVE	ATLANTIC CITY	NJ	08401

TRUMP SPOTLIGHT 29 CASINO	3060572	46-200 HARRISON	COACHELLA	CA	92236

TRUMP SPOTLIGHT 29 CASINO	3060573	46-200 HARRISON	COACHELLA	CA	92236

TRUMP SPOTLIGHT 29 CASINO	3060574	46-200 HARRISON	COACHELLA	CA	92236

TRUMP SPOTLIGHT 29 CASINO	3060789	46-200 HARRISON	COACHELLA	CA	92236

TRUMP TAJ MAHAL CASINO RESORT	3060296	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TRUMP TAJ MAHAL CASINO RESORT ACM	00612184	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TRUMP TAJ MAHAL CASINO RESORT ACM	00612259	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TRUMP TAJ MAHAL CASINO RESORT ACM	00612325	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TRUMP TAJ MAHAL CASINO RESORT ACM	00612390	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TRUMP TAJ MAHAL CASINO RESORT ACM	00612465	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TRUMP TAJ MAHAL CASINO RESORT ACM	00612531	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TRUMP TAJ MAHAL CASINO RESORT ACM	00612606	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TRUMP TAJ MAHAL CASINO RESORT ACM	00612671	1000 BOARDWALK AT VIRGINIA AVE	ATLANTIC CITY	NJ	08401

TULALIP BINGO	3060784	2911 QUIL CEDA WAY	MARYSVILLE	WA	98271

TULALIP BINGO	3060785	2911 QUIL CEDA WAY	MARYSVILLE	WA	98271

TULALIP CASINO ACM	00607127	6410 33RD AVE NE	MARYSVILLE	WA	98271

TULALIP CASINO ACM	00607192	6410 33RD AVE NE	MARYSVILLE	WA	98271

TULALIP CASINO ACM	00607267	6410 33RD AVE NE	MARYSVILLE	WA	98271

TULALIP CASINO ACM	00607333	6410 33RD AVE NE	MARYSVILLE	WA	98271

TULALIP CASINO ACM	00607408	6410 33RD AVE NE	MARYSVILLE	WA	98271

TULALIP CASINO ACM	00607473	6410 33RD AVE NE	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00648477	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00648543	10200 7TH AVE NW	MARYSVILLE	WA	98271

A-18	Amendment to Treasury Services Terms and Conditions Booklet

ATM INFO

CUSTOMER NAME	TERMINAL ID	STREET ADDRESS	CITY	STATE	ZIP CODE

TULALIP II CASINO ACM	00648618	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00648683	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00648766	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00648832	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00648915	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00648980	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00649053	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00649129	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00649194	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00649269	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00649335	10200 7TH AVE NW	MARYSVILLE	WA	98271

TULALIP II CASINO ACM	00649400	10200 7TH AVE NW	MARYSVILLE	WA	98271

TURNING STONE	3060836	5218 PATRICK ROAD	VERONA	NY	13478

TURTLE STOP #8	3060425	3715 WEST FLAMINGO	LAS VEGAS	NV	89103

TUSCANY HOTEL	3060822	255 FLAMINGO ROAD	LAS VEGAS	NV	89109

UNION PLAZA	3060863	1 MAIN STREET	LAS VEGAS	NV	89101

UNION PLAZA	3060864	1 MAIN STREET	LAS VEGAS	NV	89101

VEE QUIVA ACM	00628099	6443 N KOMATKE DR	LAVEEN	AZ	85339

VEE QUIVA ACM	00628545	6443 N KOMATKE DR	LAVEEN	AZ	85339

VEE QUIVA ACM	00628610	6443 N KOMATKE DR	LAVEEN	AZ	85339

VIRGIN RIVER	3060753	200 PIONEER BLVD	MESQUITE	NV	89021

VIRGIN RIVER	3060788	200 PIONEER BLVD	MESQUITE	NV	89024

VIRGIN RIVER FOOD MART	3060754	200 PIONEER BLVD	MESQUITE	NV	89021

WEMBLEY POST TIME	3060379	3701 NORTH NEVADA	COLORADO SPRINGS	CO	80907

WESTERN HOTEL & BINGO PARLOR	3060875	889 FREMONT ST	LAS VEGAS	NV	89101

WHITE CLOUD	3060341	777 JACKPOT DR	WHITE CLOUD	KS	66094

WILD WILD WEST	3060559	3330 WEST TROPICANA	LAS VEGAS	NV	89103

WILDHORSE GAMING RESORT	3061018	I-84 EXIT 216	PENDLETON	OR	97801

WILDHORSE GAMING RESORT	3061019	I-84 EXIT 216	PENDLETON	OR	97801

YAKIMA LEGENDS CASINO	3060704	580 FORT ROAD	TOPPENISH	WA	98948

YAKIMA LEGENDS CASINO	3060705	580 FORT ROAD	TOPPENISH	WA	98948

DAKOTA DEUCES	3061121	155 SHERMAN ST	DEADWOOD	SD	57732

THE WOODLANDS	3061119	9700 LEAVENWORTH RD	KANSAS CITY	KS	66109

THE WOODLANDS	3061120	9700 LEAVENWORTH RD	KANSAS CITY	KS	66109

GLOBAL CASH ACCESS, L.L.C.		BANK OF AMERICA, N.A.

By:	/s/ KIRK E. SANFORD	By:	/s/ GEORGE W. SMITH
Name:	Kirk E. Sanford	Name:	George W. Smith
Title:	CEO	Title:	President - Bank of America Nevada

A-19	Amendment to Treasury Services Terms and Conditions Booklet

EXHIBIT B

ARMORED CARRIER CONSENT

[         Insert name         ] (“Armored Carrier”) has been informed that Global Cash Access, L.L.C. (“GCA”) has entered into an ATM Cash Services Amendment with Bank of America, N.A. (“Bank”), whereby automated teller machines owned or leased by GCA (“ATMs”) will be stocked with cash belonging to Bank (“ATM Cash”).

The Armored Carrier provides ATM cash replenishment services to GCA, including the ATM balancing, cash replenishment, and reporting which requires access to the locked cash drawers within the ATMs.

The Armored Carrier understands that the execution of this Armored Carrier Consent is a condition precedent to the Bank executing the ATM Cash Services Amendment with GCA.

As a result, the Armored Carrier hereby agrees as follows:

1. The Armored Carrier will work with GCA and Bank to establish mutually agreeable service schedules and reports for replenishing cash at the ATMs.

2. The Armored Carrier agrees and acknowledges that all of the ATM Cash is owned by Bank. At no time shall the ATM Cash become the property of Armored Carrier or anyone else until it is duly withdrawn from an ATM by a cardholder. At no time shall the ATM Cash become subject to any manner of lien, securing interest, attachment, levy or other process or agreement created by, for or on behalf of Armored Carrier. Armored Carrier shall take no action, or cause any action to be taken, which would cause the ATM Cash to be treated as property of the Armored Carrier or any person other than Bank. The Armored Carrier shall not commingle the ATM Cash with any other cash it may maintain for others, including GCA.

3. All fees for Armored Carrier services, including those set forth herein, shall continue to be paid by GCA.

4. Armored Carrier agrees and acknowledges that nothing contained in this Armored Carrier Consent conflicts with any provision of its contracts or agreements to provide armored carrier services to GCA.

This Armored Carrier Consent is duly executed by an authorized officer of Armored Carrier and shall remain in full force and effect until the ATM Cash Services Amendment is terminated.

Dated                      , 2004

[ Insert name	]

By:
Name:
Title:

B-1	Amendment to Treasury Services Terms and Conditions Booklet

EXHIBIT C

ATM SERVICE PROVIDER CONSENT

[Diebold, Incorporated] [Bantek Financial Technology Services] (“ATM Service Provider”) has been informed that Global Cash Access, L.L.C. (“GCA”) has entered into an ATM Cash Services Amendment with Bank of America, N.A. (“Bank”), whereby automated teller machines owned or leased by GCA (“ATMs”) will be stocked with cash belonging to Bank (“ATM Cash”).

The ATM Service Provider provides ATM maintenance services to GCA, including the maintenance and repair of ATMs, which may require access to the locked cash drawers within the ATMs.

The ATM Service Provider understands that the execution of this ATM Service Provider Consent is a condition precedent to the Bank executing the ATM Cash Services Amendment with GCA.

As a result, the ATM Service Provider hereby agrees as follows:

1. The ATM Service Provider will work with GCA and Bank to establish mutually agreeable service schedules for the routine maintenance of the ATMs.

2. The ATM Service Provider agrees and acknowledges that all of the ATM Cash is owned by Bank. At no time shall the ATM Cash become the property of ATM Service Provider or anyone else until it is duly withdrawn from an ATM by a cardholder. At no time shall the ATM Cash become subject to any manner of lien, securing interest, attachment, levy or other process or agreement created by, for or on behalf of ATM Service Provider. ATM Service Provider shall take no action, or cause any action to be taken, which would cause the ATM Cash to be treated as property of the ATM Service Provider or any person other than Bank.

3. All fees for ATM Service Provider services, including those set forth herein, shall continue to be paid by GCA.

4. ATM Service Provider agrees and acknowledges that nothing contained in this ATM Service Provider Consent conflicts with any provision of its contracts or agreements to provide armored carrier services to GCA.

This ATM Service Provider Consent is duly executed by an authorized officer of ATM Service Provider and shall remain in full force and effect until the ATM Cash Services Amendment is terminated.

Dated                     , 2004

[DIEBOLD, INCORPORATED] [BANTEK FINANCIAL TECHNOLOGY SERVICES]

By:
Name:
Title:

C-1	Amendment to Treasury Services Terms and Conditions Booklet

EXHIBIT D-1

PROCESSOR CONSENT TO ASSIGNMENT

USA Payment Systems (“Processor”) has been informed that Global Cash Access, L.L.C. (“GCA”) has entered into an ATM Cash Services Amendment with Bank of America, N.A. (“Bank”), whereby automated teller machines owned or leased by GCA (“ATMs”) will be stocked with cash belonging to Bank (“ATM Cash”).

Processor provides electronic payment processing services to GCA, which includes causing certain electronic payment networks (“Networks”) to collect from participating cardholder banks reimbursement payments with regard to withdrawals of ATM Cash from the ATMs (“Reimbursements”), and causing the Networks to pay such Reimbursements to GCA or to its order.

As part of the ATM Cash Services Amendment, Bank has received from GCA an irrevocable assignment of the Reimbursements.

It is a condition to providing the ATM services to GCA that Bank receive from Processor its consent to the assignment of the Reimbursements as set forth herein.

As a result, Processor agrees as follows:

1. Processor represents and warrants to Bank that it has the right to direct the Networks’ payment of Reimbursements with regard to withdrawal transactions from each ATM. Bank’s right to receive Reimbursements extends to the full amount of each ATM withdrawal transaction, including any and all interchange revenue fees or ATM surcharge fees.

2. Processor will promptly notify Bank if Processor receives any instruction, request or other communication from GCA attempting to discontinue or alter Processor’s direction of the Networks’ payment of Reimbursements to Bank.

3. Processor consents to the irrevocable assignment of all Reimbursement payments to Bank. Effective as of the Transition Date set forth below, Processor will cause the Networks to send all Reimbursement payments directly to Bank on the same day the Networks receive them (assuming it receives such payments during Network’s processing hours). Such payments will be sent as follows:

Bank of America

ABA No. 121-000-358

Account No. 12334-42044

Account Name Bank of America - GCA

Such payments will be made without set-off, deductions or other claims; Processor waives any and all rights or claims it may have with regard to each Reimbursement payment it makes to Bank. Notwithstanding the foregoing, Processor may make adjusting entries but only to correct errors in entries previously made.

4. Processor agrees and acknowledges that the assignment of the Reimbursement payments is irrevocable. Processor will continue to cause the Networks to make Reimbursement payments to Bank regardless of any contrary instructions it may receive from GCA or any person other than Bank. Processor will continue to cause the Networks to make Reimbursement payments to Bank regardless of the financial status, insolvency or bankruptcy of GCA. Processor will continue to cause the Networks to make Reimbursement payments to Bank until Bank provides it with written direction for it to stop.

5. Processor agrees and acknowledges that pursuant to the Amendment, Bank is the owner of the ATM Cash and is entitled to receive the Reimbursement payments from the Networks. Processor agrees and acknowledges that none of the ATM Cash will constitute the property of GCA and that GCA has no ownership or possessory rights to the ATM Cash under Section 362 of the Bankruptcy Code (or any successor provision).

6. Processor agrees and acknowledges that nothing contained in this Processor Consent to Assignment conflicts with any provision of its contracts or agreements to provide payment processing services to GCA.

D-1-1	Amendment to Treasury Services Terms and Conditions Booklet

This Processor Consent to Assignment is duly executed by an authorized officer of Processor and shall remain in full force and effect until the ATM Cash Services Amendment is terminated.

Transition Date: June 1, 2004

Dated March     , 2004

USA Payment Systems

By:
Name:
Title:

D-1-2	Amendment to Treasury Services Terms and Conditions Booklet

EXHIBIT D-2

NETWORK CONSENT TO ASSIGNMENT

[        Insert name         ] (“Network”) has been informed that Global Cash Access, L.L.C. (“GCA”) has entered into an ATM Cash Services Amendment with Bank of America, N.A. (“Bank”), whereby automated teller machines owned or leased by GCA (“ATMs”) will be stocked with cash belonging to Bank (“ATM Cash”).

Network provides ATM processing and settlement services to GCA, consisting of the receipt from participating cardholder banks of reimbursement payments with regard to withdrawals of ATM Cash from the ATMs (“Reimbursements”), and the payment of the Reimbursements.

As part of the ATM Cash Services Amendment, Bank has received from GCA an irrevocable assignment of the Reimbursements.

It is a condition to providing the ATM services to GCA that Bank receive from Network its consent to the ATM assignment as set forth herein.

As a result, Network agrees as follows:

1. Network represents and warrants to Bank that it has the right to receive Reimbursement payments with regard to withdrawal transactions from each ATM. Bank’s right to receive Reimbursements extends to the full amount of each ATM withdrawal transaction, including any and all interchange revenue fees or ATM surcharge fees.

2. Network will promptly notify Bank if Network receives any instruction, request or other communication from GCA attempting to discontinue Network’s receipt of Reimbursements or payment of the Reimbursements to Bank.

3. Network consents to the irrevocable assignment of all Reimbursement payments to Bank. Effective as of the Transition Date set forth below, Network will send directly to Bank all Reimbursement payments on the same day it receives them (assuming it receives such payments during Network’s processing hours). Such payments will be sent as follows

Bank of America

ABA No. 121-000-358

Account No. 12334-42044

Account Name Bank of America - GCA

Such payments will be made without set-off, deductions or other claims; Network waives any and all rights or claims it may have with regard to each Reimbursement payment it makes to Bank. Notwithstanding the foregoing, Network may make adjusting entries but only to correct errors in entries previously made.

4. Network agrees and acknowledges that the assignment of the Reimbursement payments is irrevocable. Network will continue to make Reimbursement payments to Bank regardless of any contrary instructions it may receive from GCA or any person other than Bank. Network will continue to make Reimbursement payments to Bank regardless of the financial status, insolvency or bankruptcy of GCA. Network will continue to make Reimbursement payments to Bank until Bank provides it with written direction for it to stop.

5. Network agrees and acknowledges that pursuant to the Amendment, Bank is the owner of the ATM Cash and is entitled to receive the Reimbursement payments from Network. Network agrees and acknowledges that none of the ATM Cash will constitute the property of GCA and that GCA has no ownership or possessory rights to the ATM Cash under Section 362 of the Bankruptcy Code (or any successor provision).

D-2-1	Amendment to Treasury Services Terms and Conditions Booklet

6. Network agrees and acknowledges that nothing contained in this Network Consent to Assignment conflicts with any provision of its contracts or agreements to provide ATM funding services to GCA.

This Network Consent to Assignment is duly executed by an authorized officer of Network and shall remain in full force and effect until the ATM Cash Services Amendment is terminated.

Transition Date: June 1, 2004

Dated March     , 2004

[Network name]

By:
Name:
Title:

D-2-2	Amendment to Treasury Services Terms and Conditions Booklet

EXHIBIT E

FEES FOR ATM CASH SERVICES

Each month, we will debit from the Settlement Account our fees for providing the ATM Cash Services. We will also provide to you a report of the ATM Cash Service components and the fees for each during that monthly period, as set forth below:

1.	Cash Processing Fees:

Depository Services	Unit Price
Vault Deposit	$1.00
Vault Deposit Extended Hours	$2.00
Change Order per request, per vault	$2.50
Standing Change Order per request, per vault	$1.50
Late Change Order	$8.00
Emergency Change Order	$100.00
Currency Supplied per each $100 supplied	$.013
Currency Deposited per each $100 supplied	$.06
Deposit Correction per corrected deposit	$6.00

2.	Cash Usage Fees:

Average Daily Cash Balance x One Month LIBOR + 25 basis points.

“The Average Daily Cash Balance” means (i) for each day in the monthly period, the total amount of ATM Cash, plus amounts due but not yet received from the Network, plus any amounts due but not yet paid to us for Reconcilements where there are insufficient funds in the Settlement Account; (ii) aggregated for each day in that monthly period, (iii) divided by the number of days in that monthly period.

“One Month LIBOR” means the rate determined by referring to the rate set forth on the Telerate Screen for the London Interbank Offered Rate for one-month US Dollar deposits for each day that the rate is published in that month (“LIBOR Days”), aggregating those rates and dividing that sum by the number of LIBOR Days in that month. That average is then multiplied by fraction, the numerator of which is the number of days in that year and the denominator is 360. That product is then multiplied by a fraction, the numerator is the number of days in that month and the denominator is the number of days in that year.

3.	Reconcilement Fee:

We will pass along to you the actual cost of the Reconcilement Agent in performing its services to us with regard to the ATM Cash Services.

E-1	Amendment to Treasury Services Terms and Conditions Booklet